FOURTEEN HILL CAPITAL, L.P.

                        AGREEMENT OF LIMITED PARTNERSHIP
                                [revised 8/13/97]

         THIS AGREEMENT OF LIMITED PARTNERSHIP ("Agreement") is dated and effective as of August 13, 1997, by and among FOURTEEN HILL MANAGEMENT, LLC, a Delaware limited liability company (the "General Partner") and the list of Persons set forth in Schedule A attached hereto (the "Limited Partners"). Terms set forth herein with initial capital letters are used with the meanings specified for such terms below in Section 1.1 or as may be defined elsewhere herein.

                                   Background
                                   ----------

         FOURTEEN HILL CAPITAL, L.P. (the "Partnership") is being formed as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (Title 6, Chapter 17, of the Delaware Code (the "Delaware Act")) by the General Partner.

         The parties hereto intend that, if the Partnership obtains a license as a Small Business Investment Company ("SBIC") from the U. S. Small Business Administration ("SBA"), during the term of such license, the Partnership will operate solely for the purpose of operating as an SBIC licensed by the SBA pursuant to the Small Business Investment Act of 1958, as amended (the "SBIC Act"), and the rules and regulations promulgated thereunder by the SBA, as in effect from time to time.


                                   WITNESSETH
                                   ----------

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE 1
                                    ---------

                               GENERAL PROVISIONS
                               -------------------

         1.1 DefinitionsDefinitions. For the purposes of this Agreement, the following terms shall have the following meanings:

         "Additional Limited Partners" shall mean any Person who becomes a Limited Partner after the date hereof in accordance with the terms hereof.

         "Advisory Boards" shall mean those boards which may be authorized to perform the functions set forth in Section 2.6 herein.

         "Affiliates" shall mean, with respect to any Person, any Person(s) controlling, controlled by or under common control with such Person; provided, however, that Limited Partners (other than a Limited Partner which is also an Affiliate of a General Partner) and issuers of Investment Securities owned by the Partnership shall not be deemed to be Affiliates of the Partnership.

         "Assets Under Management" shall mean, as of any specified date, the value of all Securities owned by the Partnership (such value to be determined as provided in Section 3.6 herein), including cash and cash equivalents.

         "Capital Account" shall mean the account of each Partner maintained and adjusted as provided in this Agreement.

         "Capital Contributions" shall mean, with respect to each Partner, that portion of such Partner's Commitment that has been provided to the Partnership either by payment in cash or the provision of goods or services from time to time.

         "Certificate of Limited Partnership" shall mean the Certificate of Limited Partnership filed in connection with the formation of the Partnership, as amended from time to time.

         "Closing Capital Account" shall mean, with respect to any fiscal period, the Opening Capital Account of each Partner for such fiscal period adjusted in accordance with Section 3.5(a) herein.

         "Code"  shall  mean  the  Internal   Revenue  Code  of  1986,  and  the
regulations and interpretations thereof promulgated by the Internal Revenue Service, as amended and supplemented from time to time.

         "Commitments" shall mean the capital contributions to the Partnership which the Partners have made or are obligated to make to the Partnership, as increased or decreased from time to time as provided in this Agreement. The amounts and terms of the Commitments of the Partners shall be as defined in this Agreement.

         "Debentures" shall have the meaning set forth in the SBIC Act.

         "Delaware  Act"  shall  have  the  meaning   ascribed  thereto  in  the
Background section above.

         "Distributive Share" shall mean the amount that a Partner would have received pursuant to Section 3.7(a) herein if the Partnership had been liquidated and all adjustments pursuant to Section 3.5 herein had been made at the date in question and all assets of the Partnership had been converted to cash in an amount equal to the value of all such assets computed in accordance with Section 3.6 herein.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the regulations and interpretations thereof promulgated by the
U. S. Securities and Exchange Commission ("SEC").

         "General Partner" shall have the meaning ascribed thereto in the Preamble to this Agreement.

         "Initial Public Offering" shall mean the agreement to sell substantially all of the Partners' ownership interest in the Partnership; the offering of securities representing the Partners' ownership interest in the Partnership or any portion thereof in either a private placement or public offering; or the conversion of the Partnership into another entity with the intention to offer to the public securities representing the ownership of that entity.

         "Investment Advisers Act" shall mean the Investment Advisers Act of 1940, as amended, and the regulations and interpretations thereof promulgated by the SEC.

         "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the regulations and interpretations thereof promulgated by the SEC.

         "Investment Adviser/Manager" shall mean any Person selected as such under Section 2.1(b) herein.

         "Investment Securities" shall mean Securities that do not constitute cash, bank deposits or so-called "money market" instruments.

         "Legal   Representative"   shall  mean  any  executor,   administrator,
committee, guardian, conservator or trustee of any Partner.

         "Leverage" shall have the meaning set forth in the SBIC Act.

         "Limited Partners" shall mean the Limited Partners set forth in Schedule A attached hereto as of the date hereof and any Additional Limited Partners for so long as such Persons continue as limited partners of the Partnership.

         "Management Compensation" shall mean the amounts payable by the Partnership, as provided in Sections 2.5(a), (d) and (e) herein, to the General Partner.

         "Net Losses" shall mean, with respect to any fiscal period, the excess, if any, of (i) all expenses and losses (including realized and unrealized capital depreciation and Operating Expenses) incurred during such fiscal period by the Partnership, over (ii) the aggregate revenue, income and gains (including realized and unrealized capital appreciation, but not including any Net
Short-Term Investment Income) earned during such fiscal period by the Partnership from all sources; provided, however, that such realized gains or losses shall, as to each
         --------  -------
Security owned by the Partnership, be taken into account only to the extent of any differences between the actual amount of such gains or losses and the aggregate amount of unrealized appreciation or depreciation as to each such Security as of the close of the preceding fiscal period. For purposes of determining Net Losses, realized and unrealized appreciation and depreciation shall be included without regard to their treatment for Federal, state or local income tax purposes.

          "Net Profits" shall mean, with respect to any fiscal period, the excess, if any, of (i) the aggregate revenue, income and gains (including realized and unrealized capital appreciation, but not including any Net
Short-Term Investment Income) earned during such fiscal period by the Partnership from all sources, over (ii) all expenses and losses (including realized and unrealized capital depreciation and Operating Expenses) incurred during such fiscal period by the Partnership; provided, however, that such
                                                  --------   -------
realized gains or losses shall, as to each Security owned by the Partnership, be taken into account only to the extent of any differences between the actual amount of such gains or losses and the aggregate amount of unrealized appreciation or depreciation as to each such Security as of the close of the preceding fiscal period. For purposes of determining Net Profits, realized and unrealized appreciation and depreciation shall be included without regard to their treatment for Federal, state or local income tax purposes.

         "Net Short-Term Investment Income" shall mean, with respect to any fiscal period, the income received by the Partnership during such fiscal period from investments in Securities which are issued by any governmental authority, or which are bank certificates of deposit, time deposits, commercial paper or other so-called "money-market instruments."

         "Opening Capital Account,"with respect to any fiscal period,shall mean:

                  (i) with respect to any Partner admitted during such fiscal period, that Partner's initial Capital Contribution; and

                  (ii) with respect to any Partner admitted during any prior fiscal period, that Partner's Closing Capital Account for the preceding fiscal period.

         "Operating Expenses" shall mean, with respect to any fiscal period, Management Compensation, interest expenses and any other expenses of the Partnership, including amortization, if any, of Organization Expenses but excluding realized and unrealized capital depreciation.

         "Optioned Partnership Interest" shall have the meaning ascribed thereto in Section 3.3(d) herein.

         "Optionee" shall have the meaning ascribed thereto in Section 3.3(d) herein.

         "Optionor" shall have the meaning ascribed thereto in Section 3.3(d) herein.

         "Organization Expenses" shall mean all reasonable expenses incurred in the formation and marketing of the Partnership, the development of specialized credit approval and review systems for the Partnership, and the offering of limited partnership interests in the Partnership (including reimbursement of the General Partner and the officers and employees of the General Partner for such expenses);

         "Outstanding Leverage" shall mean the total amount of outstanding Debentures and other securities issued by the Partnership which qualify as Leverage and which have not been repaid for purposes of and as provided in the SBIC Act.

         "Partners" shall mean the General Partner, the Limited Partners and any Person who after the date hereof becomes a general partner under the terms hereof.

         "Partnership" shall have the meaning ascribed thereto in the Preamble to this Agreement.

         "Partner's Percentage" shall mean the percentage determined, for each of the Partners, by dividing (i) the aggregate Capital Contributions with respect to each Partner's Commitment and credited to such Partner's Capital Account as provided in Section 3.5(a)(i) herein at the time of any relevant calculation by (ii) the aggregate Capital Contributions of all Partners and so credited with respect to such Partners' Commitments at such time, and taking into account any adjustment made pursuant to Section 3.3(d) (viii) herein. The sum of the respective Partners' Percentages shall at all times equal 100%.

         "Person"   shall  mean  any  natural   person,   corporation,   general
partnership, limited partnership, proprietorship, other business organization, trust, association or other legal entity.

         "Publicly Traded Security" shall mean a Security that is traded (i) on a recognized national or foreign securities exchange, or (ii) in the over-the-counter market, and that the General Partner determines to be so actively traded as to have a readily ascertainable market value.

         "Purchase Price" shall have the meaning ascribed thereto in Section 3.3(d) herein.

         "Remaining Portion" shall have the meaning ascribed thereto in Section 3.3(d) herein.

         "Return of Capital" shall mean the time when the Limited Partners shall have received distributions, on a cumulative basis, in an aggregate amount equal to the aggregate Capital Contributions of all such Limited Partners on the date of distribution.

         "SBA" shall mean the United States Small Business Administration.

         "SBIC" shall mean a small business investment company licensed under the SBIC Act.

         "SBIC Regulations" shall mean all laws, rules, regulations and standard operating procedures or other promulgations of the SBA that may be applicable from time to time to an SBIC.

         "Securities" shall mean and include common and preferred stock (including warrants, rights and other options relating thereto or any combination thereof), notes, bonds, debentures, trust receipts and other obligations, instruments or evidences of indebtedness, and other properties or interests commonly regarded as securities, and in addition interests in real property, whether improved or unimproved, and interests in personal property of all kinds, tangible or intangible, chooses in action and cash, bank deposits and so-called "money market instruments."

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules, regulations and interpretations thereof promulgated by the SEC.

         "SEC" shall mean the U. S. Securities and Exchange Commission.

         "Voting Interest," as to any Partner, shall mean the Partner's Percentage for such Partner.

         1.1.1  Superseding   Definitions.   To  the  extent  that  any  of  the
                -------------------------
definitions set forth herein conflict with the definition of those terms as set forth in the SBIC Act or regulations promulgated pursuant thereto, the definitions contained in the SBIC Act or regulations promulgated pursuant thereto shall control.

         1.2 Name.  The Partnership  shall conduct its activities  under the
             ----
name of "Fourteen Hill Capital, L.P." The General Partner shall have the power at any time to change the name of the Partnership without obtaining the approval of any Limited Partners. The General Partner shall thereafter give notice of any such change to each Partner.

         1.3  Principal  Office,  Registered Office and Qualification.
              -------------------------------------------------------


                  (a) The principal executive office of the Partnership shall be Incline Village, 917 Tahoe Boulevard, Suite 204, Incline Village, Nevada 89452, or such other place as may from time to time be designated by the General Partner. The registered office of the Partnership in the State of Delaware shall be located at 1220 N. Market Street, Suite 606, Wilmington, DE 19801, or such other place as may from time to time be designated by the General Partner. The name of the Partnership's registered agent at such address is Registered Agents, Ltd.

                  (b) The General Partner shall use its best efforts to qualify the Partnership to do business in each jurisdiction where the activities of the Partnership make such qualification necessary. The General Partner shall have the power at any time to qualify the Partnership under any name when the Partnership's name is unavailable for use in a particular jurisdiction. The General Partner shall also have the power to designate any registered offices or registered agents, or both, that the General Partner may deem appropriate in connection with any such qualification to do business.

         1.4 Duration.  The Partnership shall continue through the close
             --------
of business on December 31, 2024 (the "Initial Term"), unless sooner terminated pursuant to the provisions of Article 4 hereof, provided, however, that the
                                                   --------   -------
General Partner may, at any time, extend the life of the Partnership for a period of up to ten years following the Initial Term, and for up to five successive ten-year periods thereafter.

         1.5 Partners.
             ---------
                  (a) Schedule A attached hereto sets forth the name and address of the General Partner and the Limited Partners as of the date hereof and the aggregate Commitment of each Partner to the Partnership.

                  (b) No one shall be admitted as a General Partner or an Additional Limited Partner without subscribing and delivering to the Partnership a counterpart of this Agreement and any initial Capital Contribution to be made by such Partner in accordance with Section 3.1 herein or Section 3.2 herein.

                  (c) The addition to the Partnership at any time of one or more Partners shall not be a cause for dissolution of the Partnership, and all the Partners shall continue to be subject to the provisions of this Agreement in all respects.

                  (d) The Limited Partners shall take no part in the control or management of the business or affairs of the Partnership, nor shall the Limited Partners have any authority to act for or on behalf of the Partnership, except as specifically provided in this Agreement. The Limited Partners shall not act in any way which would conflict with the SBIC Act, the Delaware Act, the Code or any other statute or provision referenced herein.

                  (e) The Limited Partners may not delegate their voting rights to any other Person without the prior approval of the General Partner and the SBA. This restriction does not apply to (i) a proxy given by a Limited Partner to vote at a single specified meeting or (ii) the delegation by a Limited Partner of voting rights to such Limited Partner's investment advisor, provided that such investment advisor is not an Affiliate.

         1.6 Liability of Partners.Losses, liabilities and expenses incurred by
             ---------------------
the Partnership during any fiscal period shall be allocated among the Partners in accordance with the procedures set forth in Section 3.5 herein. The General Partner shall have unlimited liability for the repayment,satisfaction and discharge of all losses, liabilities and expenses of the Partnership to the extent provided under the Delaware Act; provided, however, that the
                                                 --------   -------
General Partner shall not be obligated to restore by way of a contribution to capital or otherwise any deficits in the respective Capital Accounts of the Limited Partners should such deficits occur. Except as otherwise required under the Delaware Act (including where required under Sections 17-303, 17-502 and 17-607 of the Delaware Act), no Limited Partner shall in any event be liable for or subject to any loss, liability or expense whatsoever of the Partnership beyond that portion of such Limited Partner's Commitment not actually paid to the Partnership.

         1.7 Purpose and Powers. If the Partnership obtains an SBIC license
             ------------------
 from the SBA, during the term of such license, the Partnership's sole purpose shall be to perform functions and to conduct activities that are contemplated by the SBIC Act for an SBIC. In furtherance of its purposes, the Partnership shall have all powers necessary, suitable or convenient for their accomplishment, alone or with others, as principal or agent, including the following:

                  (a) to buy, sell and invest in Securities, regardless of whether such Securities are readily marketable, and to reinvest the proceeds of any Securities in other Securities;

                  (b) to hold, receive, mortgage, pledge, lease, transfer, exchange, otherwise dispose of, grant options with respect to and otherwise deal in and exercise all rights, powers, privileges and other incidents of ownership or possession with respect to all property owned or held by the Partnership;

                  (c) to borrow, raise money, issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable and non-negotiable instruments and evidences of indebtedness, to guarantee the obligations of others or incur lease obligations from time to time, to secure the payment of the principal of any such indebtedness and the interest thereon or any other such obligation by mortgage, pledge, conveyance or assignment in trust of the whole or any part of the property of the Partnership, whether at the time owned or thereafter acquired, and to buy, sell, pledge or otherwise dispose of any such instrument or evidence of indebtedness (subject to the limitations set forth below);

                  (d) in such reasonable degree and manner as the General Partner may deem appropriate, to have and maintain one or more offices within or without the States of Nevada or California, to rent or acquire office space, to engage personnel and compensate them and to do such other acts as the General Partner may deem appropriate in connection with the maintenance of such office or offices;

                  (e) to open, maintain and close accounts with brokers;

                  (f) to open, maintain and close bank accounts and draw checks and other orders for the payment of moneys;


                  (g) to engage accountants, custodians, Investment Advisers/Managers, attorneys, consultants and any and all other agents and assistants, both professional and nonprofessional, and to compensate them in such reasonable degree and manner as may be necessary or advisable;

                  (h) to form or cause to be formed and to own the stock of one or more corporations, whether foreign or domestic, and to form or cause to be formed and to participate, but only as a limited partner or participant with limited liability, in partnerships and joint ventures, whether foreign or domestic;

                  (i) to enter into, make and perform all contracts, agreements and other undertakings as the General Partner may deem appropriate to carry out the purposes hereof;

                  (j) to sue, prosecute, settle or compromise all claims against third parties, to compromise, settle or accept judgment with respect to claims against the Partnership and to execute all documents and make all representations, admissions and waivers in connection therewith;

                  (k) to take any actions that the General Partner may deem appropriate in order to obtain the approval of the SBA therefor; and

                  (l) to engage in any other lawful act or activity for which limited partnerships may be organized under the Delaware Act and which conform with SBIC Regulations.

If the Partnership fails to obtain an SBIC license from the SBA, the Partnership shall have all powers set forth in subparagraphs (a) through (j) above and shall also have the power to engage in any other lawful act or activity for which limited partnerships may be organized under the Delaware Act.

         1.8 Applicable  Law. This Agreement shall be governed by, and
             ---------------
construed in accordance with, the laws of the State of Delaware.

         l.9 SBIC.
             ----
                  (a) If the Partnership becomes an SBIC, the Partnership shall not be required to take any action or refrain from any action that may be necessary for the Partnership to maintain its status as an SBIC if the General Partner, in its sole discretion, determines that it would be desirable for the Partnership to cease being an SBIC.

                  (b) In order to permit the Partnership to become an SBIC, the General Partner shall have the authority, without obtaining the approval of any Limited Partners, to amend this Agreement to the extent necessary to comply with any applicable SBIC Regulations or to obtain SBA approval of the Partnership's Application to become an SBIC, including any of the following matters: the dissolution and/or reorganization of the Partnership, the removal of the General Partner, the rights of any transferee of or successor to the General Partner and the indemnification of the General Partner. However, (i) the General Partner shall not have the authority to amend any of the Sections included in Article 3 herein or Section 1.6 herein without the written consent of a majority of the Limited Partners with each Limited Partner having such Partner's Voting Interest, and (ii) the General Partner shall have the authority to amend Section 2.5(a) herein only to the extent to comply with any applicable SBIC Regulation or to obtain SBA approval of the Partnership's Application to become an SBIC.

         1.10  Incorporation of SBA Annexes.
               ----------------------------

                  (a) The provisions of SBA Annex GDP ("Annex GDP") attached to this Agreement are incorporated in this Agreement with the same force and effect as if fully set forth herein. The provisions of SBA Annex OP ("Annex OP") attached to this Agreement are incorporated in this Agreement with the same force and effect as if fully set forth herein.

                  (b) The provisions of this Agreement shall be interpreted to the fullest extent possible in a manner consistent with the provisions of the SBIC Act, Annex GDP and Annex OP. In the event of any conflict between any provision of the Agreement, Annex GDP, or Annex OP and the provisions of the SBIC Act, the provisions of the SBIC Act shall control.

                  (c) In the event of any conflict between any provision of this Agreement and any provision of either Annex GDP or Annex OP, the provision of Annex GDP or Annex OP shall control.

                  (d) In the event of any conflict between any provision of Annex GDP and any provision of Annex OP, the provision of Annex GDP shall control.

                                    ARTICLE 2
                                    =========

                                   MANAGEMENT
                                   ==========

         2.1 Authority of General Partner.
             ----------------------------

                  (a) The management and operation of the Partnership and the formulation and execution of investment policy shall be vested exclusively in the General Partner. The General Partner shall, in its sole discretion, exercise all powers on behalf and in the name of the Partnership that the General Partner deems appropriate for carrying out the purposes of the Partnership.

                  (b) The General Partner may, but is not required to, delegate any part of its authority under this Agreement to an Investment Adviser/Manager chosen by the General Partner. The General Partner may enter into agreements with the Investment Adviser/Manager delegating its authority, limiting the authority so delegated and specifying that such authority shall be exercised in conformity with the terms and conditions of such agreements and this Agreement; provided, however, that (i) no such delegation shall in any way limit the representations, fiduciary responsibility and obligations of the General Partner under this Agreement, which shall continue notwithstanding any such delegation, and (ii) any compensation to be paid to any Investment Adviser/Manager shall be paid by the General Partner.

                  (c) Upon the occurrence of any of the events specified in 13 C.F.R. ss.107.1810(d)(1) through (d)(6) or (f)(1) through (f)(3), as determined by the SBA, the SBA shall have the right, upon written notice, to require the Partnership to remove the person(s) responsible for such occurrence, and in such an event, the General Partner shall take all necessary actions to comply with the directives of the SBA.

                  (d) The General Partner shall, so long as it remains the general partner of the Partnership, devote substantially all of its activities to the conduct of the business of the Partnership and shall not engage actively in any other business unless such engagement is related to and in furtherance of the affairs of the Partnership.

                  (e) Limited Partners shall not be obligated to refer investments to the Partnership, and no Limited Partner shall be restricted or precluded hereby in any investment it may make, including any investment opportunity in which the Partnership is actively considering investing or in which the Partnership invests. The General Partner may, in its sole discretion, offer certain or all Limited Partners the opportunity to invest directly in particular investments in which the Partnership is also investing in situations where the General Partner decides that making such co-investment opportunities available to one or more Limited Partners would be in the best interests of the Partnership. Limited Partners shall not be obligated to invest in any such co-investment opportunities that may be presented to them, nor shall they be entitled to object if certain co-investment opportunities shall be offered only to other Limited Partners.

                  (f) This Agreement shall not be construed to preclude any Affiliate of the General Partner or any officer or director of the General Partner or of any such Affiliate from engaging in any business or investment activity (including buying or selling Securities for its own account) and receiving compensation or profit therefrom. In particular, any of such Persons shall be entitled to co-invest in transactions in which the Partnership shall invest, and any such co-investment shall not be deemed a violation of this Agreement or of any duty that may be owed by any of such Persons to the Partnership or the Partners.

         2.2 Investment Company Act; Investment Advisers Act. The Partnership is
             -----------------------------------------------
being formed in such fashion as to be exempt from the Investment Company Act. The relationship between the Partnership, on the one hand, and the General Partner, on the other hand, is being structured in such manner as to exempt th General Partner, Affiliates of the General Partner and the officers and directors of either the General Partner or Affiliates of the General Partner from the requirements of the Investment Advisers Act. Existing laws, regulations and interpretations or changes thereto may make it necessary or advisable to register the Partnership under the Investment Company Act or to register the General Partner, any Affiliates thereof or the officers or directors of either the General Partner or any Affiliates thereof under the Investment Advisers Act. The General Partner shall have the power to take such action as it may deem advisable in light of existing or changing regulatory conditions in order to permit the Partnership to continue in existence. The General Partner shall also have the power to register the Partnership under the Investment Company Act, and to take any and all action necessary to secure such registration and to secure appropriate exemptions under the Investment Advisers Act for the General Partner, any Affiliates thereof and the officers and directors of either the General Partner or any Affiliates thereof (including an exemption from the provisions of Section 205(a) thereof). In addition, subject to the approval in writing by the Limited Partners (or as may be otherwise required for an amendment by Section 6.7 herein), the General Partner shall have the power to modify the present fee structure in Section 2.5 herein if the General Partner, any Affiliates thereof, or the officers or directors of either the General Partner or any Affiliate thereof is required to register under the Investment Advisers Act. This Section shall not give the General Partner any power to amend this Agreement otherwise than as provided pursuant to Section 6.7 herein.

         2.3 Standard of Care.
             ----------------

             (a) Neither the General Partner, any Investment Adviser/Manager, any partner, shareholder, director, officer or employee nor any Affiliate of any of them shall be liable to the Partnership or any Partner for any action taken or omitted to be taken by it or any other Partner or other person in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Partnership, and, with respect to any criminal action or
proceeding, had no   reasonable   cause   to   believe   their   conduct   was
unlawful.

                  (b) Neither any Limited Partner, nor any member of any Partnership committee or board who is not an Affiliate of the General Partner, shall be liable to the Partnership or any Partner as the result of any decision made in good faith by such Limited Partner or member, in his capacity as such.

                  (c) The General Partner and any Investment Adviser/Manager, the stockholders, directors, officers, employees and partners of any of them, any Limited Partner and any member of a Partnership committee or board, may consult with reputable legal counsel selected by them and shall be fully protected, and shall incur no liability to the Partnership or any Partner, in acting or refraining to act in good faith in reliance upon the opinion or advice of such counsel.

                  (d) This Section 2.3 shall not constitute a modification, limitation or waiver of Section 314(b) of the SBIC Act, or a waiver by the SBA of any of its rights pursuant to such Section 314(b).

         2.4 [intentionally deleted]

         2.5 Management Compensation and Expenses.
             -------------------------------------
          (a) As basic compensation for services rendered in the management of the Partnership, the Partnership shall pay the General Partner, the maximum management fee permitted under the Act and regulations, interpretations, or policy statements promulgated or issued thereunder. Such management fee, with respect to each fiscal quarter, shall be paid quarterly in advance, and shall equal the greater of (i) In the first five fiscal years, .625% of the aggregate Regulatory Capital and two tiers (two times Regulator Capital) of Leverage as if committed and/or granted to the Partnership. Thereafter, with respect to each fiscal quarter, .625% of Combined Capital, as defined in SBA Regulations (ss 107.50) as of the close of business on the last day of the preceding fiscal quarter or (ii) such other percentage approved by the SBA. In addition, the Partnership shall pay the General Partner an additional $31,250 per fiscal quarter as compensation for management services until such time as the Combined Capital equals or exceeds Twenty Million Dollars ($20,000,000).

          (b) Except as provided in Section 2.5(c) herein, the General Partner shall pay (i) the compensation of all professional and other employees who render services to the Partnership and (ii) the cost of providing support and general services to the Partnership, including expenses of insurance (except as otherwise specifically provided in Section 2.5(c)(iii) herein), office rental expenses (provided, however, that responsibility for the payment of such office rental expenses does not preclude the Partnership from being the lessee of any rental property dedicated to the Partnership's use now or in the future, such office rental expenses then being borne by the Partnership after being deducted from the General Partner's Management Compensation) and secretarial, clerical and bookkeeping expenses.

                  (c) The Partnership shall pay the following Partnership expenses: (i) expenses of the Advisory Boards for the Partnership; (ii) expenses incurred in the actual or proposed acquisition or disposition of Securities, including accounting fees, brokerage fees, legal fees, transfer taxes and costs related to the registration or qualification for sale of Securities; (iii) other legal, accounting and auditing expenses and the reasonable expenses of limited partnership reimbursement insurance for the Partnership (if any); (iv) all expenses of consultants for specialized or technical services related to the actual or proposed acquisition or disposition of Investment Securities; (v) expenses incurred by the General Partner in connection with meetings of and on behalf of the Partnership, including meetings of the Advisory Boards; (vi) all Organization Expenses; and (vii) taxes payable by the Partnership to Federal, state, local and other governmental agencies. The payment of such expenses by the Partnership shall be due and payable on a regular basis as billed to the Partnership, against appropriate supporting documentation.

                  (d) If the effective date of the Partnership's dissolution or the date that the General Partner ceases to be the general partner of the Partnership is not the last day of a fiscal quarter, the Management Compensation for the period between the effective date of such dissolution and the close of the preceding fiscal quarter, or for the period between the date that the General Partner ceases to be the general partner and the close of the preceding fiscal quarter, shall be computed on a pro rata basis for such period pursuant
                                         --- -----
to Section 2.5(a) herein. Any difference between the amount of Management Compensation paid by the Partnership pursuant to Section 2.5(a) herein with respect to such fiscal period and the amount due under this Section shall be repaid to the Partnership within 30 days after either the effective date of the Partnership's dissolution or the date that the General Partner ceases to be the general partner of the Partnership, as the case may be.

                  (e) The Management Compensation payable with respect to the period commencing on the date of filing of the Certificate of Limited Partnership and ending on the last day of the first fiscal quarter of the Partnership after the date hereof shall be computed on a pro rata basis for such
                                                         --- ----
period and shall be due and payable in advance on the date hereof. Management Compensation payable with respect to the Commitment of any Additional Limited Partner or any increase in the Commitment of any Limited Partner for the period commencing on the date of admission of such Additional Limited Partner or the effective date for the increase of any Limited Partner's Commitment to the end of that fiscal quarter shall be computed with respect to such Commitment or increase in such Commitment as of the date of admission of such Additional Limited Partner or the effective date for the increase in such Limited Partner's Commitment, on a pro rata basis for such quarter. Management Compensation shall
                 --- ----
be due and payable in advance on the first business day following the date of admission of any Additional Limited Partner or the effective date for any increase in any Limited Partner's Commitment; provided, however, that notwithstanding anything to the contrary contained herein, the initial payment of Management Compensation with respect to the admission of each Limited Partner and each  Additional  Limited  Partner shall be equal to the sum of the pro rata
                                                                    --- ----
payment for that fiscal quarter, as provided above.

          2.6 Advisory Boards.  The members of any Advisory Boards shall consist
              ---------------
of business persons, scientists and other persons generally recognized for their standing and reputation, all of whom shall be designated by the General Partner. Members of the Advisory Boards may receive a fee for their service as consultants on an Advisory Board, as determined by the General Partner, plus reasonable out-of-pocket expenses. The Advisory Boards shall hold periodic meetings, as determined by the General Partner. The Advisory Boards shall serve as an adviser to the General Partner on behalf of the Partnership and shall consult with the General Partner concerning the Partnership's activities and operations as to business, scientific and technical matters; provided, however,
                                                              --------  -------
that the Advisory Boards shall take no part in the control or management of the Partnership nor shall the Advisory Boards or any member thereof have any authority to act for or on behalf of the Partnership.

                                    ARTICLE 3
                                    ---------

                                CAPITAL ACCOUNTS
                                ----------------


         3. 1 Capital Contribution.
              --------------------

                  (a) The General Partner and the Limited Partners hereby commit to make contributions to the capital of the Partnership in the amounts set forth opposite their respective names in Schedule A attached hereto. On the date hereof, any Limited Partner who is an individual and whose net worth (excluding the value of any equity in such Limited Partner's most valuable residence) is under $2,000,000 shall contribute to the Partnership the entire amount of such Limited Partner's Commitment. On the date hereof, the General Partner may permit any Limited Partner who is an individual and whose net worth (excluding the value of any equity in such Limited Partner's most valuable residence) is at least $2,000,000 but is under $10,000,000 to merely contribute to the Partnership a capital contribution in an amount which will reduce the amount of such Limited Partner's remaining unfunded Commitment to an amount which is not greater than ten percent of such Limited Partner's net worth. Upon not less than 30 days prior notice from the General Partner, each Limited Partner (including each Additional Limited Partner) which has not yet contributed to the Partnership the entire amount of such Limited Partner's Commitment shall pay such percentage of its Commitment (in 5% increments) as is demanded by the General Partner, in cash and at such times as shall be determined by the General Partner, and each such notice from the General Partner shall specify the date such payment shall be due and the percentage of the Limited Partners' Commitments then due. On the date of admission of any Additional Limited Partner, the General Partner may permit such Additional Limited Partner to merely pay such percentage of its Commitment as will equal the percentage of the Commitment which one or more existing Limited Partners have paid. Any Limited Partner may elect to
                                      -15-
contribute all or any portion of its Commitment prior to the date such portion would be due pursuant to this Section 3.1(a); any such advance contribution with respect to a Commitment will be applied to the amount due from such Limited Partner with respect to the next required contribution (or contributions) and shall be credited to such Limited Partner's Capital Account when and to the extent so applied, as provided in Section 3.5(a)(i) herein.

                  (b) The General Partner shall contribute an amount equal to not less than one percent of the total Commitments of the Limited Partners. Except as otherwise provided in Section 3.1(c) herein, the General Partner may pay its Commitment in the form of a promissory note, bearing interest at the minimum rate necessary to avoid the imputation of interest or the creation of original issue discount under the Code, interest and the principal of which shall be payable to the Partnership in full upon the termination or dissolution of the Partnership. If necessary, such promissory note shall be amended from time to time to account for the Commitments of any Additional Limited Partners and any increase in the Commitments of any Limited Partners, and to account for any distributions to the General Partner.

                  (c) If at the time any distribution in cash is to be made to the General Partner under Section 3.7(a) herein, the aggregate percentage of the Commitment of the General Partner which has been paid or set off against its promissory note is lower than the aggregate percentage of the Commitments of the Limited Partners which have become due or with respect to which a notice requiring a contribution has been given pursuant to Section 3.1(a) herein as of such date, then a portion of such distribution (up to the maximum amount provided below) shall be contributed to the Partnership as a Capital Contribution with respect to the General Partner's Commitment and such amount shall be set off against its promissory note. The portion of any such distribution which shall be so contributed shall be the lesser of (i) the amount required to cause the aggregate percentage of the Commitment of the General Partner which has been paid or set off against its promissory note to be equal to the aggregate percentage of the Commitments of the Limited Partners which have become due or with respect to which a notice requiring a contribution has been given pursuant to Section 3.1(a) herein or, (ii) the amount of such distribution less a percentage of such distribution equal to the combined highest marginal Federal and applicable state income tax rates for individual taxpayers. Capital Contributions pursuant to this Section shall be applied to the promissory note, first against interest and then to principal. The date any contribution is made pursuant to this Section shall be the date such contribution is due and received for purposes of Section 3.5(a)(i) herein.

         (d) Upon the dissolution or termination of the Partnership, the General Partner will contribute to the Partnership an amount equal to the deficit balance in its Capital Account.

         3.2  Additional  Limited  Partners and Increased  Commitments.  The
              --------------------------------------------------------
General Partner may, from time to time after the date hereof, admit one or more Additional Limited Partners or permit any Limited Partner to increase its Commitment, under the following terms and conditions:

         (a) Each Additional Limited Partner and Limited Partner increasing its Commitment shall execute and deliver to the Partnership a counterpart of this Agreement, thereby evidencing such Limited Partner's agreement to be bound by and comply with the terms and provisions hereof as if such Limited Partner were an original signatory to this Agreement. Thereupon, the General Partner shall amend Schedule A attached to this Agreement to reflect such Limited Partner's name, address and Commitment (or the increase in such Limited Partner's Commitment, as the case may be).

         (b) Each Additional Limited Partner shall be admitted to the Partnership as of the date that (i) an executed counterpart of this Agreement has been delivered to and accepted by the Partnership and (ii) such Additional Limited Partner has paid, by way of contribution to the Partnership, cash in an amount equal to 25% of its Commitment (plus any additional proportionate amount due with respect to such Commitment pursuant to any cash call made by the General Partner prior thereto pursuant to Section 3.1(a) herein).

         (c) In the case of each Limited Partner whose Commitment has been increased, such increased Commitment shall be effective as of the date that (i) an executed counterpart of this Agreement reflecting such increased Commitment has been delivered to and accepted by the Partnership and (ii) such Limited Partner has paid, by way of contribution to the Partnership, cash in an amount equal to 25% of the increased amount of its Commitment (plus any additional proportionate amount due with respect to such increased Commitment pursuant to any cash call made by the General Partner prior thereto pursuant to Section 3.1
(a) herein).

         (d) Upon the admission of an Additional Limited Partner to the Partnership or an increase in the Commitment of any Limited Partner pursuant to this Section 3.2 herein, the opening Capital Account of such Additional Limited Partner or Limited Partner, as the case may be, shall be debited with an amount equal to (i) such Additional Limited Partner's or Limited Partner's pro rata share (in proportion to the respective Commitments of the Partners in the case of an Additional Limited Partner or in the proportion that the amount of such increase bears to the Commitments of the Partners in the case of an increased Commitment) of all expenses delineated in Section 2.5(c) herein incurred by the Partnership in the period from the date of filing of the Certificate of Limited Partnership to the date of such admission or increase in Commitment, plus (ii) all expenses incurred by the Partnership in connection with the admission of such Additional Limited Partner or the increase in the Commitment of such Limited Partner pursuant to this Section 3.2. Any such amounts debited from the Capital Account of any such Additional Limited Partner or Limited Partner increasing its Commitment shall be credited to the Capital Accounts of the other Partners in the manner provided in Section 3.5(a)(iv) herein.

         (e) The General Partner shall determine the price for each Partner's Percentage to be issued to each Additional Limited Partner or each Limited Partner whose Commitment is to be increased, which price shall be known as the "Offering Price."

                  (i) In determining  the Offering  Price,  the General  Partner shall not set the price at less than the book value of the percentage of the Partnership's Assets Under Management reflected in the Partner's Percentage to be issued; however, the General Partner, in its sole discretion, may set an Offering Price in excess of the book value of the percentage of the
Partnership's Assets Under Management to be issued to the Additional Limited Partner or to the Limited Partner increasing its Commitment.

                  (ii) In the event that, by a majority vote of the Limited Partners with each Limited Partner having such Partner's Voting Interest, the Limited Partners decide that the Offering Price does not fairly represent the fair market value of the Partner's Percentage to be issued, then the Offering Price of such Partner's Percentage to be issued shall be determined by a recognized appraisal or investment firm with experience in making determinations of value of the type required to be made herein. In such an event, the General Partner and the Limited Partners shall agree on an independent appraiser, and such independent appraiser shall be directed to determine the fair market value of such Partner's Percentage to be issued as soon as practicable. The appraised value shall be calculated by determining the appraised value of the Partnership as a whole and dividing that value by the Partner's Percentage to be issued. The determination by the appraiser of the fair market value will be conclusive and binding on all Partners.

                  (iii) To the extent that the Offering Price exceeds the book value of the percentage of the Partnership's Assets Under Management, any such surplus shall be credited to the Capital Accounts of the other Partners in the manner provided in Section 3.5(a)(iv) herein.

         3.3 Noncontributing Partners.
             ------------------------

                  (a) The Partnership shall be entitled to enforce the obligations of each Partner to make the contributions to capital specified in Sections 3.1 and 3.2 herein, and the Partnership shall have all remedies available at law or in equity in the event any such contribution is not so made, including any or all of the remedies set forth in Sections 3.3(b), (c), (d) or
(e) herein.

                  (b) If any Limited Partner fails to make a contribution required under Section 3.1 or 3.2 herein within 10 days after the date such contribution is due, then interest at an annual rate equal to the lesser of (i) the highest prime rate reported in The Wall Street Journal, from time to time, plus two percent or (ii) the highest rate of interest such Limited Partner is legally permitted to pay in such circumstance, shall be charged on the amount due from the date such amount became due until the earlier of (x) the date paid or (y) the date of any notice given to such Limited Partner by the General
Partner pursuant to Section 3.3(c) or (d) herein. Such interest shall be deducted from such Partner's Capital Account on a periodic basis at the end of each fiscal quarter; provided, however, that the amount of interest charged as provided in this Section 3.3(b) shall not exceed the amount of such Limited Partner's Capital Account. Any interest deducted from such Limited Partner's Capital Account shall be credited to the Capital Accounts of the other Partners in the manner provided in Section 3.5(a)(iv) herein.

                  (c) In addition, if any Limited Partner fails to make a contribution required under Section 3.1 or 3.2 herein within 20 days after the date such contribution is due, unless the General Partner has acted pursuant to
Section 3.3(d) herein, the General Partner may, in its sole discretion, elect to declare, by notice to such Limited Partner, that such Limited Partner's Commitment shall be deemed to be reduced to the amount of any contributions of capital timely made pursuant to Section 3.1 or 3.2 herein. Upon such notice, such Limited Partner shall have no right to make any contribution thereafter (including the contribution as to which the nonpayment occurred and any contribution otherwise required to be made thereafter pursuant to the terms of
Section 3.1 or 3.2 herein). Upon such notice, the General Partner shall amend Schedule A to this Agreement.

                  (d) If any Limited Partner fails to make a contribution required under Section 3.1 or 3.2 herein within 20 days after the date such contribution is due, unless the General Partner has acted pursuant to Section 3.3(c) herein, the General Partner may, in its sole discretion, elect to declare, by notice to such Limited Partner, that such Limited Partner is in default. If the General Partner so elects to declare such Limited Partner in default (such Limited Partner being hereinafter referred to as the "Optionor"), then the other Limited Partners that are not in default (the "Optionees") and the General Partner shall have the right and option to acquire the Partnership interest, which shall include the Optionor's Capital Account, of the Optionor (the "Optioned Partnership Interest") on the following terms:

               (i) The General Partner shall give the Optionees notice promptly after declaration of any such default. Such notice shall advise each Optionee of the portion of the Optioned Partnership Interest available to it and the price therefor (as hereinafter determined). The portion available to each Optionee shall be that portion of the Optioned Partnership Interest that bears the same ratio to the Optioned Partnership Interest as each Optionee's Partner's Percentage bears to the aggregate Partners' Percentages, exclusive of the Partner's Percentage of the Optionor. The aggregate price for the Optioned Partnership Interest shall be the assumption of the unpaid Commitment (both that portion then due and amounts due in the future) of the Optionor (the "Purchase Price"). The Purchase Price for each Optionee shall be prorated according to the portion of the Optioned Partnership Interest purchased by each such Optionee so that the percentage of the unpaid Commitment assumed by each Optionee is the same as the percentage of the Optioned Partnership Interest purchased by such Optionee. The option granted hereunder shall be exercisable by each Optionee, in whole only, at any time within 30 days of the date of the notice from the General Partner by the delivery to the

          General  Partner of (A) a notice of exercise of option,  and
          (B) the  contribution  to  capital  due in  accordance  with
          Section 3.3(d)(v)(A) herein. The General Partner shall forward the above notices of exercise of option received to the Optionor.

               (ii) Should any Optionee not exercise its option within the 30 day period provided in Section 3.3(d)(i) herein, the General Partner, within 10 days of the end of such period, shall notify the other Optionees who have previously exercised their options in full, that such Optionees have the right and option ratably among them to acquire the portion of the Optioned Partnership Interest not previously acquired (the "Remaining Portion") within 10 days of the date of the notice specified in this Section 3.3(d) (ii) on the same terms as provided in Section 3.3(d)(i) herein.

               (iii) The amount of the Remaining Portion not acquired by the Optionees pursuant to Section 3.3(d) (ii) herein may be acquired by the General Partner within 10 days of the expiration of the 10 day period specified in Section 3.3(d)
          (ii)  herein  on the  same  terms as set  forth  in  Section
          3.3(d)(i) herein.

               (iv) To the extent that the Remaining Portion is not fully acquired by the Optionees and the General Partner pursuant to Section 3.3(d)(ii) and (iii) herein, the Partnership and/or the General Partner may, in their sole discretion, elect to exercise one or more of the remedies provided in Section 3.3(a), (b) or (c) with respect to such unacquired Remaining Portion. Alternatively, the amount of the Remaining Portion not acquired by the Optionees and the General Partner pursuant to Section 3.3(d)(ii) and (iii) herein may, if the General Partner deems it in the best interest of the Partnership, be sold to any other Person on terms not more favorable to such purchaser than the
          Optionees' option (and the General Partner may admit any such third party purchaser as a Limited Partner). Any consideration received by the Partnership for such amount of the Optionor's interest in the Partnership in excess of the Purchase Price therefor shall be retained by the Partnership and allocated among the Partners' Capital Accounts in the manner provided by Section 3.5(a) (iv) herein.

               (v) Upon exercise of any option hereunder, such Optionee (or the General Partner, if it has exercised its right pursuant to Section 3.3(d) (iii) herein) shall be deemed to have assumed that portion of the Optionor's unpaid Commitment representing the Purchase Price of the purchased portion of the Optioned Partnership Interest and shall be obligated (A) to contribute to the Partnership the portion of the Commitment then due from the Optionor equal to the percentage of the Optioned Partnership Interest purchased by such Optionee and
          (B) to pay to the Partnership the same percentage of any further contributions which would have otherwise been due from such Optionor.

              (vi) Upon the General Partner's purchase of any portion of the Optioned Partnership Interest pursuant to Section 3.3(d) (iii) herein, the General Partner shall also become a Limited Partner to the extent of such interest.

               (vii) Upon the purchase of any portion of the Optioned Partnership Interest by an Optionee, the General Partner or other Person pursuant to this Section 3.3(d), the Optionor shall have no further rights or obligations under this Agreement with respect to such portion.

               (viii) Upon the purchase of any portion of the Optioned Partnership Interest, for purposes of computing such purchaser's Partner's Percentage, such purchaser shall be deemed to have a Partner's Percentage (or the Partner's Percentage of any Optionee, shall be increased by an amount) equal to the percentage which the purchased portion of the Optioned Partnership Interest represents of the defaulting Limited Partner's entire Partnership Interest, and the Partner's Percentage of such defaulting Limited Partner shall be reduced by a corresponding amount.

          (e) Each Limited Partner hereby grants to the Partnership a security interest in such Limited Partner's interest to secure the full and prompt payment to the Partnership of such Limited Partner's Commitment.

          3.4 Capital Accounts. For each fiscal quarter while the Partnership is
              ----------------
in effect, there shall be established on the books of the Partnership an Opening Capital Account for each Partner in accordance with the definitions and methods of adjustment prescribed herein. No adjustment shall be made to any Opening Capital Account until the close of each fiscal quarter except upon (i) the date of the admission of an Additional Limited Partner pursuant to Section 3.2 herein, (ii) the date of an increase in the Commitment of a Limited Partner pursuant to Section 3.2 herein, (iii) the date of the dissolution of the Partnership, or (iv) the date prior to a distribution pursuant to Sections 3.7 herein or 4.5 herein (or if a distribution of Securities in kind is being made on the date of an initial public offering of such Securities, then on the date of such distribution). Additionally, as of the close of business on the last day of each fiscal quarter of the Partnership, the Opening Capital Account of each Partner shall be adjusted in accordance with Section 3.5 herein.

         3.5 Adjustments.
             -----------

             (a)As of the close of business on each of the dates provided for in
Section 3.4 herein,the Opening Capital Account of each Partner shall be adjusted to arrive at such Partner's Closing Capital Account for such quarter or other period as follows:

               (i) The amount of any Capital Contributions paid by such Partner during such quarter or period shall be credited to such Opening Capital Account (other than Capital Contributions referred to in the definition of "Opening Capital Account" provided in Section 1.1 herein); provided, however, that:

                    (A) Any such Capital  Contribution shall
          be edited to such Partner's Opening Capital Account on the later of the date such Capital Contribution was due as provided in Section 3.1 or
          3.2  herein  or the  date on  which  such  Capital
          Contribution   was   actually   received   by  the
          Partnership; and

                    (B) The General Partner may elect to pay its Capital Contributions in a timely manner by amending its promissory note accordingly;

               (ii) The amount of any distributions made to such Partner pursuant to Sections 3.7(a), 3.7(c) or 4.4 herein during such quarter or period shall be debited against such Opening Capital Account;

               (iii) Net Short-Term Investment Income, if any, shall be credited to such Opening Capital Account, allocated among the

          Partners (to be apportioned among them in accordance with their respective Partners' Percentages);

               (iv) Net Profits,  if any,  (reduced by the amount,  if
          any, allocated pursuant to Section 3.5(a)(iii) herein) shall be credited to such Opening Capital Account and Net Losses, if any, (increased by the amount, if any, allocated pursuant to Section 3.5(a)(iii) herein) shall be debited against such Opening Capital Account and allocated among the Partners (to be apportioned among them in accordance with their respective Partners' Percentages); and

              (v) The amount of any reallocation  pursuant to Section
          3.2 or 3.3 herein shall be debited or credited to the Partners' Opening Capital Accounts in accordance with such Sections.

          (b) For Federal, state and local income tax purposes, each item of Partnership income, credit, gain or loss shall be allocated among the Partners in accordance with the allocation of such income, credit, gain or loss among the Partners as provided in Section 3.5(a) herein for computing their respective Capital Accounts, except as otherwise provided in the Code or other applicable law. The General Partner shall be the "tax matters partner" (as such term is used in the Code) and shall have the power to make such allocation and to take any and all action necessary under the Code or other applicable law to effect such allocation and to maintain the substantial economic effect thereof; provided, however, that the General Partner shall not make any allocations under this provision in a manner different from that provided for under this Agreement. The General Partner shall keep the Partners informed of all administrative and judicial proceedings with respect to Partnership tax returns or for the adjustment of Partnership items. Any Partner who enters into a settlement agreement with respect to Partnership items shall promptly notify the General Partner of such settlement agreement and its terms as they relate to the Partnership items. In the event of any admission of any Limited Partner or transfer by any Limited Partner of its Partnership interest, the General Partner shall allocate items of income, credit, gain or loss in accordance with the Code and may make such elections thereunder as the General Partner determines to be necessary or appropriate.

          (c) Notwithstanding any other provision of this Agreement, the interests of the General Partner in each material item of Partnership income, credit, gain, loss, or deduction shall be equal to at least 1% of each such item at all times during the existence of the Partnership.

          (d) If the book value of any asset differs from its adjusted tax basis, the tax allocations of income, credit, gain, loss and deduction shall be shared among the Partners in a manner that takes into account the variation between such book value and adjusted tax basis, pursuant to Section 704(c) of the Code or pursuant to the principles thereof. Allocations made under this
Section 3.5(d) are made solely for Federal, state or local income tax purposes and shall not  affect,  or any way be taken  into  account  in  computing,  any
Partner's Capital Account or share of Profits, Losses, other items or distributions pursuant to any provision of this Agreement.

         3.6  Valuation.  The value of any Security shall be determined
              ---------
in accordance with a Valuation Policy to be adopted by the General Partner.

         3.7 Distributions.
             -------------

             (a) Distributions of cash or property (including Investment Securities), if any, shall be made (subject to the provisions of this Section 3.7) at such times as the General Partner shall determine in conformance with the following:

               (i) cash that the General Partner decides to distribute that is attributable to Net Short-Term Investment Income will be distributed to Partners (to be apportioned among them in accordance with their respective Partners' Percentages as most recently adjusted (after giving effect to any amount distributed to the General Partner with respect to tax liability pursuant to Section 3.7(c) herein and not yet deducted from the General Partner's Opening Capital Account)); and

               (ii) cash that the General Partner decides to distribute that is attributable to net operating income, consisting of operating income (including fee income, interest income and any other operating income but excluding Net Short-Term Investment Income) less Operating Expenses, will be distributed to Partners (to be apportioned among them in accordance with their respective Partners' Percentages as most recently adjusted (after giving effect to any amount distributed to the General Partner with respect to tax liability pursuant to Section 3.7(c) herein and not yet deducted from the General Partner's Opening Capital Account)); and

               (iii) subject to Section 3.7(b) herein, Investment Securities in kind and the proceeds from the sale or exchange of Investment Securities that the General Partner decides to distribute will be distributed to the Partners, with respect to each such Investment Security, amount of proceeds or amount of other cash, as follows:

                         (A)  a   portion   of   the   Investment
               Securities being distributed in kind or the proceeds from the sale or exchange of Investment Securities, the value of which exceeds the Partnership's actual cost for the total amount of such Investment Securities or proceeds being distributed, will be distributed to
              the  Partners  (to  be   apportioned   among  them
              according to their respective Partners'Percentages as most recently adjusted); and

                        (B)  the   remaining   portion  of  such
              Investment Securities being distributed in kind or the proceeds from the sale or exchange of Investment Securities will be distributed to the Partners (to be apportioned among them in accordance with their respective Partners' Percentages, after giving effect to the distributions made pursuant to clause (i) and clause (iii)(A) above and not yet deducted from such Partners' Opening Capital Accounts).

                  (b) It is the General Partner's intention, where consistent with the exercise of due care, prudence and its fiduciary duty to the Partnership, to prefer to make distributions in cash; however, the General Partner may, in its sole discretion, at any time distribute Investment Securities in kind, pro rata with respect to such distribution of each group of
                    --- ----
each separate Investment Security of each issuer that has a different tax basis, as part of any distribution pursuant to this Section 3.7 or Section 4.4 herein. Investment Securities distributed in kind pursuant to this Agreement shall be subject to such conditions and restrictions as the General Partner determines are legally or otherwise required, including such conditions and restrictions as the General Partner determines are required to assure compliance by the Partners or the Partnership with the aggregation rules and volume limitations under SEC Rule 144 promulgated pursuant to the Securities Act.

                  (c) Anything contained herein to the contrary notwithstanding, the General Partner shall at all times be entitled to receive distributions from the Partnership (after taking into account any other distributions received by the General Partner in such fiscal year) in amounts sufficient to enable the General Partner and the shareholders of the General Partner to discharge any actual Federal, state and local tax liability (after taking into account all actual Federal, state and local tax savings of the shareholders of the General Partner as a result of the allocations of Partnership deductions, credits and losses to the General Partner in such fiscal year) arising as a result of the General Partner's interest in the Partnership. Such distributions shall be debited to such Partner's Capital Account, as provided in Section 3.5(a)(ii) herein.

                  (d) The Partnership shall at all times be entitled to make payments with respect to any Partner in amounts required to discharge any legal obligation of the Partnership to withhold or make payments to any governmental authority with respect to any Federal, state and local tax liability of such arising as a result of such Partner's interest in the Partnership. Each such payment shall be deemed to be a loan by the Partnership to such Partner and shall not be deemed to be a distribution for purposes of Section 3.7(a) herein. The amount of such payments made with respect to any Partner, plus interest at an annual rate equal to the highest prime rate reported in The Wall Street Journal from time to time, plus 2% on each such amount from the date of each such payment until such amount is repaid to the Partnership, shall be repaid to the Partnership by (i) deduction from any distributions made to any such Partner pursuant to this Agreement or (ii) earlier payment of such amounts and interest by the Partner to the Partnership.

                  (e) The General Partner shall use commercially reasonable efforts to distribute in accordance with Section 3.7(a) herein (i) within 90 days after the receipt thereof, the cash proceeds from any sale of any Investment Securities, net of any expenses related to such sale, revenues or amounts required in the good faith judgment of the General Partner to be retained to meet future expenses or liabilities of the Partnership and any amounts the General Partner elects to retain for the purchase of Investment Securities and (ii) within 90 days of the end of each fiscal year, to the extent not distributed pursuant to clause (i) hereof, a portion of the net realized gain (including items of ordinary income) for the preceding fiscal year that is equal to the maximum U.S. Federal rate applicable to individuals.

                  (f) Anything herein contained to the contrary notwithstanding, no distribution may be made by the Partnership if and to the extent that such distribution would violate Section 17--607 of the Delaware Act.


                                   ARTICLE 4
                                   ---------

                           TERMINATION AND DISSOLUTION
                           ---------------------------

         4.1 Termination.
             ------------

                  (a) The Partnership shall be dissolved on the later to occur of (i) the date of dissolution set forth in Section 1.4 herein or (ii) two years after all Outstanding Leverage shall have matured. The date of dissolution provided for in this Section 4.1(a) shall be known as the "Statutory Ultimate Date of Dissolution."

                  (b) The General Partner and the Limited Partners may elect to dissolve the Partnership at any time after ten (10) years, provided that (i) all Outstanding Leverage has been repaid and (ii) all amounts due the SBA, its agent or trustee have been paid. The date after which such a dissolution may occur shall be known as the "Statutory Permissive Date of Dissolution." The election provided for in this Section 4.1(b) shall be made by the majority vote of the Partners with each Partner having such Partner's Voting Interest.

                  (c) Following the Statutory Permissive Date of Dissolution, the General Partner may decide to dissolve the Partnership at any time. In such an event, the General Partner shall give notice to each Limited Partner of such dissolution not less than 90 days before the effective date of such dissolution.

                  (d) The Partnership shall not dissolve upon the dissolution, bankruptcy, death or adjudication of incompetency or insanity of any Limited Partner.

                  (e) Subject to Section 4.3 herein, when the Partnership is dissolved, the property and business of the Partnership shall be liquidated by the General Partner or, in the event of (i) the unavailability of the General Partner or (ii) the withdrawal of the General Partner pursuant hereto, a Person designated by a majority vote of the Limited Partners with each Limited Partner having such Partner's Voting Interest.

                  (f) Within 60 days after the effective date of dissolution of the Partnership, whether by expiration of its full term or otherwise, the Partnership's assets (except for amounts reserved pursuant to Section 4.6 herein), subject to applicable provisions of the Delaware Act, shall be distributed in the following manner and order:

                       (i) the claims of all creditors of the Partnership
             who are not Partners shall be paid and discharged or reasonable provision shall be made therefor;

                       (ii)  the   claims   of  all   creditors   of  the
             Partnership who are Limited Partners shall be paid and discharged or reasonable provision shall be made therefor;

                       (iii) the claims of all creditors of the Partnership who are General Partners (including any claims for unpaid Management Compensation) shall be paid and discharged or reasonable provision shall be made therefor;

                       (iv) any amounts  contributed by Limited  Partners
              prior to the time such Capital Contributions were due and no credited to such Limited Partners' Capital Accounts pursuant to Section 3.5(a)(i) herein shall be paid to such Limited Partners; and

                       (v) the  remainder  shall  be  distributed  to the
              Partners  in  accordance   with  the  respective   Partners'
              Percentages.

                  (g)  During the term of the  Partnership  set forth in Section
1.4 herein, the General Partner shall not voluntarily withdraw from the Partnership except by an assignment made pursuant to the provisions of Section 6.1(b) herein and shall not voluntarily dissolve and commence winding up proceedings with respect to itself.

         4.2  Death,  Disability,  Separation  or  Divorce  of a Natural  Person
              ------------------------------------------------------------------
Limited  Partner.  If a natural  person  who is a Limited  Partner  shall die or
----------------
become incapacitated, or shall become separated or divorced and thereby transfers all or any portion of his interest in the Partnership pursuant to a divorce decree or property settlement agreement to such Limited Partner's spouse or former spouse, then such Limited Partner's Legal Representative, spouse, or former spouse (as the case may be) shall have the rights of an assignee of a limited partnership interest under the Delaware Act and shall not be substituted as a Limited Partner unless the General Partner consents to such substitution and the party agrees to be bound by all of the terms and conditions of this Agreement.

         4.3  Withdrawal  of  the  General  Partner  and   Continuation  of  the
              ------------------------------------------------------------------
Partnership.
-----------

                  (a) If an event of withdrawal (as defined in the Delaware Act) of the General Partner occurs, the rights of the Limited Partners to continue the Partnership shall be as set forth in Section 17-801(3) of the Delaware Act.

                  (b) Upon an event of withdrawal of the General Partner without continuation of the Partnership as provided above, the affairs of the Partnership shall be wound up in accordance with the provisions of Section 4.1 herein.

                  (c) Upon the occurrence of any of the events specified in 13 C.F.R. ss.107.1810(d)(1) through (d)(6) or (f)(1) through (f)(3), as determined by the SBA, the SBA shall have the right, upon written notice, to require the Partnership to remove the General Partner, and in such an event, the General Partner shall withdraw from the Partnership. In such an event, the rights of the Limited Partners to continue the Partnership shall be as set forth in Section 17-801(3) of the Delaware Act.


                  (d)  Notwithstanding  any other  provisions of this Agreement,
(i) the General Partner and any successor general partner that may be approved by the SBA shall not be removed or replaced by the Limited Partners without the prior written approval of the SBA and (ii) any transferee of, or successor in interest to, the General Partner or any such successor general partner, including any assignee approved by the Limited Partners under Section 6.1(b) herein, shall have only the rights and liabilities of a Limited Partner pending the SBA's written approval of such transfer or succession.

          4.4 Withdrawal from the  Partnership.  No Limited Partner may withdraw
              --------------------------------
from the Partnership  before its dissolution or termination  pursuant to Section
1.4 or 4.1 herein.

         4.5 Amounts Reserved and Pending Claims.
             -----------------------------------

                  (a) If there are any assets that, in the judgment of the General Partner, cannot be sold, or be properly distributed in kind in the case of dissolution without sacrificing a significant portion of the value thereof, then the value of a Partner's interest in each separate group of such assets may be excluded from such Partner's Capital Account for purposes of computing a Partner's Distributive Share. Any Partner's interest, including his pro rata
                                                                        --- ----
interest in any gains, losses or distributions, in assets so excluded, shall not be paid or distributed until such time as the General Partner shall determine.

                  (b) If there is any pending transaction or claim by or against the Partnership as to which the interest or obligation of any Partner therein cannot, in the judgment of the General Partner, be then ascertained, then the value thereof or probable loss therefrom may be excluded from the valuation of assets for purposes of computing any Partner's Distributive Share. No amount shall be paid or charged to any such Partner or his Legal Representative on account of any such transaction or claim until its final settlement or such earlier time as the General Partner shall determine; the Partnership may meanwhile retain from other sums due such Partner or his Legal Representative an amount that the General Partner estimates to be sufficient to cover the share of such Partner in any probable loss or liability on account of such transaction or claim.

                  (c) Upon determination by the General Partner that circumstances no longer require the exclusion of assets or retention of sums as provided in Sections 4.5(a) and (b) herein, the General Partner shall, at the earliest practicable time, pay such sums or distribute such assets or the proceeds realized from the sale of such assets to each Partner from whom such sums or assets have been withheld.

                  (d) Any assets  excluded or retained  pursuant to this Section
4.5 herein at the time of the dissolution of the Partnership shall be held by the General Partner after the dissolution of the Partnership in trust for the benefit of the Partners on the same terms as provided in this Agreement and distributed to the Partners pursuant to Section 4.5(c) herein.

                                   ARTICLE 5
                                   ----------
                               REPORTS TO PARTNERS
                               --------------------
          5.1 Books of Account.  Appropriate  records and books of account shall
              ----------------
be kept, on the accrual basis, at 1700 Montgomery Street, Suite 250, San Francisco, CA 94111, and each Partner shall have access to all records and books of account and the right to receive copies thereof; provided, however, that the Partnership shall not be required to disclose to the Limited Partners any confidential or proprietary information received by the Partnership in connection with its investment operations, unless the Limited Partner signs a confidentiality agreement acceptable to the General Partner.

         5.2 Reports.
             -------

                  (a) The books and records of the Partnership shall be kept according to generally accepted accounting principles, except as otherwise provided herein, and shall be audited as of the end of each fiscal year by a firm of independent certified public accountants selected by the General Partner. Within 120 days of the end of each fiscal year, the Partnership shall prepare and mail to each Partner a report, setting forth as of the end of and for such fiscal year:

                     (i) a balance sheet of the Partnership;

                     (ii) a statement of the Net Profits Losses, if any, for such year and such Partner's share thereof, and

                     (iii) such Partner's Closing Capital Account.


Within 90 days of the end of each fiscal year, the Partnership shall prepare and mail to each Partner information setting forth as of the end of such fiscal year the amount of such Partner's share in the Partnership's taxable income or loss for such year, in sufficient detail to enable it to prepare its Federal, state and other tax returns.

                  (b) On a regular basis, not less frequently than once each fiscal year, the Partnership shall prepare and mail to each Partner a report (subject to any restrictions on the disclosure of confidential or proprietary information received by the Partnership) providing summary information on all investments and potential investments considered by the Partnership.

          5.3  Fiscal  Year.  The  fiscal  year of the  Partnership  shall  be a
               ------------
twelve-month year (except for the first partial year) ending on December 31.


                                   ARTICLE 6
                                   ---------

                                  MISCELLANEOUS
                                  -------------
         6.1 Assignability.
             -------------

                  (a) No Limited Partner may assign, pledge or otherwise grant a security interest in its interest in the Partnership or in this Agreement, except with the written consent of the General Partner (which consent may be withheld in the sole discretion of the General Partner). In addition, a Limited Partner's interest may be assigned by operation of law, but any such assignee shall receive only the Limited Partner's economic interest in the Partnership (to the extent assigned) and shall not become a partner of the Partnership, except as provided in the immediately preceding sentence.

                  (b) No  assignment,  pledge or grant  pursuant to this Section
6.1 shall be allowed if the actions to be taken in connection with such assignment, pledge or grant would (i) cause the termination or dissolution of the Partnership; (ii) cause it to be classified other than as a partnership for Federal income tax purposes; (iii) result in a violation of the Securities Act;
(iv) require the Partnership to register as an investment company under the Investment Company Act; (v) require the Partnership or the General Partner to register as an investment adviser under the Investment Advisers Act; (vi) result in a termination of the partnership for Federal or state income tax purposes;
(vii) cause the Partnership to be classified as a "Publicly Traded Partnership" within the meaning of Section 7704 of the Code; (viii) result in a violation of any law, rule or regulation by the Limited Partner, the Partnership or the General Partner effecting the assignment, pledge or grant; or (ix) result in a violation of any SBIC Regulations. Any assignee of any interest in the Partnership pursuant to an assignment in compliance with this Section 6.1 shall become a substituted Partner hereunder upon delivery and execution of a counterpart hereof, shall have the same rights and responsibilities under this Agreement as his assignor and shall succeed to the Capital Account and balance thereof. Any act by a Limited Partner or the General Partner in violation of this Section 6.1 shall be null and void ab initio and shall not be recognized by the Partnership for any purpose.


          6.2  Authority  to  Act.  Notwithstanding  anything  to  the  contrary
               ------------------
contained herein, the General Partner shall have the sole authority to bind the Partnership in carrying on the business of the Partnership, subject to the terms and conditions of this Agreement.

          6.3 Binding Agreement. This Agreement shall be binding upon the heirs,
              -----------------
successors, assigns and Legal Representatives of the Partners.

          6.4  Interpretation.  Unless  the  context of this  Agreement  clearly
               --------------
requires otherwise, (a) references to the plural include the singular, the singular the plural and the part the whole, (b) the reference to any gender includes all genders, (c) "or" has the inclusive meaning frequently identified with the phrase "and/or" and (d) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under generally accepted accounting principles.

          6.5  Notice.  All notices  hereunder  shall be in writing and shall be
               ------
deemed to have been duly given (i) upon receipt, if personally delivered, (ii) one fifth day after mailing, if mailed by registered or certified mail, return receipt requested, (iii) upon confirmation by facsimile machine report, if sent by telecopier or (iv) upon receipt, if sent by overnight courier service. All notices shall be sent to the Partnership at the address or telecopier number, as the case may be, of the General Partner set forth in Schedule A attached hereto, or at such other addresses or telecopier numbers as to which the Partners shall have been given notice and to other Limited Partners, at such other addresses or telecopier numbers as to which the Partnership shall have been given notice in accordance with this Section 6.5.

          6.6  Counterparts.  This  Agreement  may be  executed in any number of
               ------------
counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement.


          6.7 Entire Agreement; Amendments. This Agreement sets forth the entire
              -----------------------------
understanding  of all the parties  hereto and except as specified  below in this
Section 6.7, this Agreement shall not be amended except by an instrument in writing executed by 66-2/3 % in Voting Interest of the Limited Partners as of the effective date of such amendment and the General Partner; provided, however,
                                                              --------- -------
that no such  amendment  shall  increase  the  amount of any  Limited  Partner's
Commitment  without  such  Limited  Partner's  consent;  and  provided  further,
                                                              -----------------
however,  that each Limited  Partner  hereby  consents to any amendment that the
-------
General Partner may deem desirable in connection with: (i) the admission of Additional Limited Partners in accordance with Section 3.2 herein and (ii) the assignment of a Limited Partner's interest in accordance with Section 6.1 herein and the admission of a substituted Limited Partner pursuant thereto or pursuant to Section 4.2 herein. Any amendment of this Agreement or the Certificate of Limited Partnership necessary to effect any such admission or assignment may be effected by the General Partner without obtaining the approval of any Limited Partners. In addition, notwithstanding the foregoing provisions of this Section
6.7 or any other provisions of this Agreement, the General Partner shall have the authority to amend this Agreement without obtaining the approval of any Limited Partners to the extent that Section l.9(b) herein provides for certain amendments without approval by any Limited Partners. This Section 6.7 shall only be amended by an instrument in writing executed by all Limited Partners as of the effective date of such amendment and the General Partner.

         6.8 Goodwill.  The Partnership's name and goodwill shall belong to the
              --------
General Partner or any successor thereof, and no Limited Partner shall have any right or claim individually to the use thereof.

         6.9 Merger and  Consolidation.  Pursuant to an  agreement  of merger or
             -------------------------
consolidation, the Partnership may merge or consolidate with or into another business entity, with such other business entity being the surviving business entity. Such merger or consolidation shall not occur, except with the advance approval in writing of the SBA and the General Partner. The Limited Partners shall not have the right to approve such merger or consolidation.

                                  ARTICLE 7
                                  ---------
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                               OF LIMITED PARTNERS
                               -------------------

          7.1 Representations  and Warranties.  Each Limited Partner, by signing
              -------------------------------
this Agreement or a Counterpart Signature Page hereof, hereby represents and warrants to the Partnership as follows:

                  (a) The Limited Partner has received and carefully read the material documents and agreements relating to the Partnership, including the Agreement of Limited Partnership (the "Documents"), is familiar with and understands the Documents, has based its decision to invest on the information contained in the Documents and has not been furnished with any offering literature or prospectus other than such information.

                  (b) The Limited Partner is acquiring its interest as a limited partner of the Partnership (the "Interest") for its own account, as principal, for investment and not with a view toward resale or distribution.

                  (c) The Limited Partner (i) is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act, and (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Interest.

                  (d) The Limited Partner is able to bear the economic risk of losing its entire investment in the Interest.

                  (e) The Limited Partner's overall commitment to investments that are not readily marketable is not disproportionate to its net worth, and its investment in the Interest will not cause such overall commitment to become excessive.

                  (f) The Limited Partner, by reason of its business or financial experience, has the capacity to protect its own interests in connection with the purchase of the Interest.

                  (g) The Limited  Partner  maintains its domicile and principal residences (and is not a transient or temporary resident) at the address shown below and has no present intention of becoming a resident of any other state or jurisdiction; if a corporation, trust, partnership, joint venture or other organization, the Limited Partner has its domicile, principal place of business or principal office at the address shown below and has no present intention of relocating such domicile, principal place of business or principal office to any other state or jurisdiction.

                  (h) The Limited Partner understands that it is not entitled to cancel, terminate or revoke this Agreement or any part hereof, including the power of attorney granted hereby, and that it is unconditionally obligated to pay its Commitment regardless of any adverse change in the Partnership or the Partnership's properties, business, financial condition or prospects.

                  (i) The Limited Partner understands that (i) the Interest has not been registered under the Securities Act or any state securities or "Blue Sky" laws pursuant to exemptions therefrom, and the Partnership has not registered under the Investment Company Act pursuant to an exemption therefrom, (ii) the Partnership has no obligation to register the Interest for resale under any Federal or state securities laws, to register the Partnership under the Investment Company Act or to take any action (including the filing of reports or the publication of information required by Rule 144 under the Securities Act or the Investment Company Act) that would make available any exemption from the registration requirements of such laws, and (iii) it is likely that the Limited Partner, therefore, may be precluded from selling or otherwise transferring or disposing of the Interest or any portion thereof and may, therefore, have to bear the economic risk of investment in the Interest for an indefinite period.

                  (j) The Limited Partner understands that no Federal or state agency has approved or disapproved the Interest, passed upon or endorsed the merits of the offering thereof, or made any finding or determination as to the fairness of the Interest for investment.

                  (k) The Limited Partner acknowledges that all material documents, records and books pertaining to the Partnership have, on request, been made available to it, and that the Partnership has made available to it, the opportunity to ask questions of, and receive answers from, the Partnership concerning the terms and conditions of the offering and to obtain any additional information, to the extent that the
                                      -34-

         Partnership possesses such information, or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information given to it or otherwise to make an informed investment decision.


                  (l) The Limited Partner understands that by executing this Agreement or a Counterpart Signature Page hereof, it is irrevocably appointing the General Partner (with power of substitution) (and any additional or successor general partners) to be its agent and attorney-in-fact for certain purposes.

                  (m) The Limited Partner certifies, under penalties of perjury, that it has not been notified that it is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the Limited Partner that it is no longer subject to backup withholding.

                  (n) [intentionally deleted]

                  (o) If the Limited Partner is not a natural person, (i) the Limited Partner is duly organized and validly existing under the laws of the jurisdiction of its organization, and has full power and authority to enter into and perform this Agreement and the transactions contemplated hereby, (ii) the execution, delivery and performance by the Limited Partner of this Agreement and the transactions contemplated hereby have been duly authorized by all requisite action of it, and
         (iii) the Limited Partner was not organized or formed for the purpose of investing in the Interest. This Agreement is a valid and binding obligation of the Limited Partner, enforceable against the Limited Partner in accordance with its terms.

                  (p) The Limited Partner understands that the Interest is being offered and sold in reliance on specific exemptions from the registration requirements of Federal and state securities laws and that the Partnership, the General Partner and controlling persons thereof are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein, in order to determine the applicability of such exemptions and the suitability of the Limited Partner to acquire the Interest, and represents and warrants that the information set forth herein is true and correct.

           7.2  Restrictions  on  Transfer.The Limited  Partner  will not sell,
               --------------------------
transfer, assign or otherwise dispose of the Interest or any rights therein unless and until the Limited Partner (i) obtains any consent required under this Agreement, (ii) complies with all applicable requirements of Federal and state securities laws; and (iii) provides the Partnership with an opinion of counsel which is satisfactory to the General Partner (both as to the issuer of the opinion and the form and substance thereof) that the Interest may be sold, transferred, assigned or disposed of without registration of the Interest under the Securities Act, and without violation of any applicable state securities laws (including any investor suitability standards) and the transfer will not cause the Partnership to be required to register under the Investment Company Act or to lose the "safe harbor" exemption from registration under the Investment Company Act that relates to the number of beneficial owners of the securities issued by the Partnership.

         7.3 Power of Attorney.
             -----------------

                  (a) The Limited Partner, by executing this Agreement or a Counterpart Signature Page hereof, hereby constitutes and appoints the General Partner (and any additional or successor general partner), each officer of the General Partner and each of their respective successors, its true and lawful attorney-in-fact with full power of substitution, with such attorney having full power and authority for the Limited Partner and in its name, place and stead to execute, acknowledge, deliver, swear to, certify, verify, publish, file and record at the appropriate public offices such documents as may be necessary or appropriate to carry out the provisions of this Agreement, including the following:

               (i)all certificates and other instruments, including counterparts of this Agreement, the Partnership's Certificate of Limited Partnership, and amendments to the Partnership's Certificate of Limited Partnership necessary or appropriate to reflect the admission of additional or substitute Limited Partners or any other change in the Partnership or Partnership Agreement and fictitious name certificates, and any amendment of any thereof, and all certificates and instruments that the General Partner deems appropriate to qualify or continue the Partnership as a limited partnership, or as a partnership in which the Limited Partners have limited liability in the jurisdictions in which the Partnership may conduct business;

               (ii) all instruments that the General Partner deems appropriate to reflect a change or modification of the Partnership in accordance with the terms of the Delaware Act or this Agreement;

               (iii) all instruments necessary to effect a dissolution,
          termination   and   liquidation   of  the   Partnership   and
          cancellation of
          the Certificate of Limited Partnership as provided in the Delaware Act or this Agreement;

               (iv) all instruments necessary to perfect the security interest in the Interest granted hereunder by the Limited Partner to the Partnership, the General Partner and their respective assignees, including financing statements pursuant to the Uniform Commercial Code as adopted by the applicable jurisdictions; and

               (v) any other document or instrument that the General Partner deems necessary or desirable to carry out the provisions and purposes of this Agreement, including in connection with an offer and sale of the Interest of a Limited Partner that is in default of its obligations hereunder.

                  (b)  The   Limited   Partner   hereby  (i)   authorizes   such
attorney-in-fact to take any further action that such attorney-in-fact shall consider necessary or advisable in connection with any of the foregoing, (ii) gives such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever requisite or advisable to be done in and about the foregoing as fully and to the same extent as such Limited Partner might or could do if personally present, and (iii) ratifies and confirms all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof; provided, that in no event may the General Partner utilize this power of attorney to cast any vote or consent of a Limited Partner as to the matters with respect to which the Limited Partners are entitled to vote under the terms of this Agreement.

                  (c) The Limited Partner shall execute any and all additional forms, documents or instruments as may be reasonably necessary or required by the General Partner to evidence the power of attorney granted in this Section 7.3.

                  (d) The power of attorney granted in this Section 7.3 shall be deemed to be coupled with an interest, shall be irrevocable and shall survive the death, disability, dissolution, merger or other termination of the Limited Partner.

          7.4  Indemnification.  The Limited  Partner  shall  indemnify and hold
               ---------------
harmless the Partnership, the General Partner, its officers and directors, other Partners and all Persons deemed to be Affiliates of any of the foregoing from and against any and all losses, costs, expenses, damages, liabilities and interest (including court costs and attorneys' fees) arising out of or due to a breach by the Limited Partner of any provisions of this Agreement, including the representations and warranties set forth in this Article 7. All such representations shall survive the admission of the Limited Partner as a limited partner of the Partnership.

          7.5 Jurisdiction.  In any suit, action or proceeding arising out of or
              ------------
in connection with the Limited Partner's investment in the Partnership, the Limited Partner consents to the in personam jurisdiction of any court of
                                   ------------
competent jurisdiction and proper venue within the state in which the Partnership has its principal place of business at the time of any suit, action or proceeding.



         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date first written


                                                   GENERAL PARTNER:
                                                   ---------------

                                                   FOURTEEN HILL MANAGEMENT, LLC


                                                   By:/s/JOHN WARD ROTTER
                                                   ----------------------------


                                                   LIMITED PARTNERS:
                                                   -----------------

                                                   DIGNITY PARTNERS, INC.


                                                   By:/s/JOHN WARD ROTTER
                                                   ----------------------------



                                                   By:/s/JAMES MCGORRY
                                                   ----------------------------

                                   SCHEDULE A
                                   ----------

                                    PARTNERS
                                    --------

                                 General Partner
                                 ---------------

Fourteen Hill Management, LLC
917 Tahoe Boulevard, Suite 204
Incline Village, Nevada  89452
(415) 362-1977
(415) 394-9471 (fax)
EIN:  94-3272241

         TOTAL                                       $5,000,000
         CASH INVESTMENT AT CLOSING                  $5,000,000
         AMOUNT OF COMMITMENT                        $5,000,000




                                Limited Partners
                                ----------------

Dignity Partners, Inc.
1700 Montgomery Street, Suite 250
San Francisco, California  94111
(415) 394-9467
(415) 394-9471
EIN:  94-3165263

         TOTAL                                       $1,000
         CASH INVESTMENT AT CLOSING                  $1,000
         AMOUNT OF COMMITMENT                        $1,000


James McGorry
103 Wood Sorrell Way
Cary, North Carolina
(919) 383-9883

         TOTAL                                       $100
         CASH INVESTMENT AT CLOSING                  $100
         AMOUNT OF COMMITMENT                        $100

                     SBA Annex GDP Version 1.1 March 1, 1996
===============================================================================




         -------------------------------------------------------------

                                  SBA ANNEX GDP
                                   VERSION 1.1

                    GENERAL AND DEBENTURE RELATED PROVISIONS
         -------------------------------------------------------------







                       SBA ANNEX OF GENERAL PROVISIONS FOR
                       AN AGREEMENT OF LIMITED PARTNERSHIP
                          FOR A SECTION 301(C) LICENSEE
                   WITHOUT LEVERAGE OR ONLY ISSUING DEBENTURES








================================================================================

This document has been drafted by the law firm of O'Sullivan Gracy & Karabell, in collaboration with the law firms of Pepper, Hamilton & Scheetz and, Hoag & Eliot, the National Association of Small Business Investment Companies, and the Office of the General Counsel of the United States Small Business Administration.

The Small Business Administration does not endorse or approve law firms. The above legend is not an endorsement or approval by the Small Business A of any law firm identified therein, and no representation to the contrary by any party is authorized.

================================================================================
                                  SBA ANNEX GDP
================================================================================
                                TABLE OF CONTENTS                           Page

ARTICLE I     General Provisions..............................................1
     1.1.     Definitions.....................................................1
     1.2.     Conflict With the SBIC Act......................................2
     1.3.     Conflict With Other Provisions of the Agreement.................2
     1.4.     Effective Date of Incorporated SBIC Act Provisions..............2
     1.5.     Incorporation of this Annex into the Agreement..................3

ARTICLE II    Purpose and Powers..............................................3

ARTICLE III   Management......................................................3
     3.1.     Authority of General Partner....................................3
     3.2.     Valuation of Assets.............................................4

ARTICLE IV    Small Business Investment Company Matters.......................4
     4.1.     Provisions Required by the SBIC Act for Issuers of Debentures...4
     4.2.     SBA as Third Party Beneficiary..................................4
     4.3.     Representations of Private Limited Partners.....................5
     4.4.     Notices With Respect to Representations by Private Limited
              Partners........................................................6

ARTICLE V     Partner's Commitments...........................................6
     5.1      Conditions to the Commitments of the General Partner and the
              Private Limited Partners........................................6
     5.2.     Failure to Make Required Capital Contributions..................7
     5.3.     Termination of the Obligation to Contribute Capital.............7
     5.4.     Withdrawal by ERISA Regulated Pension Plans.....................8
     5.5.     Withdrawal by Government Plans Complying with State and Local
              Law.............................................................8
     5.6.     Withdrawal by Government Plans Complying with ERISA.............8
     5.7.     Withdrawal by Tax Exempt Private Limited Partners...............9
     5.8.     Withdrawal by Registered Investment Companies...................9
     5.9.     Notice and Opinion of Counsel...................................9
     5.10.    Cure, Termination of Capital Contributions and Withdrawal.......9
     5.11.    Distributions on Withdrawal.....................................9

ARTICLE VI    Dissolution....................................................10
ARTICLE VII   Audit and Report...............................................10
ARTICLE VIII  Miscellaneous..................................................10
     8.1.     Assignability..................................................10
     8.2.     Amendments.....................................................11

===============================================================================
                                 SBA ANNEX GDP
==============================================================================
                                    ARTICLE I
                                    ---------
                               General Provisions
                               ==================

         1.1.     Definitions.  For the  purposes of this Annex, the following
                  ===========
terms  shall have the  following meanings:


         "Act" shall mean the state statute under which the Partnership is organized.

         "Agreement" shall mean the agreement of limited partnership of the Partnership to which this Annex is attached and incorporated as a provision thereof. References to the Agreement shall be deemed to include all provisions incorporated in the Agreement by reference.

         "Assets" shall mean and include common and preferred stock (including warrants, rights and other options relating thereto or any combination thereof), notes, bonds, debentures, trust receipts and other obligations, instruments or evidences of indebtedness, and other properties or interests commonly regarded as securities, and in addition, interests in real property, whether improved or unimproved, and interests in personal property of all kinds, tangible or intangible, choses in action, and cash, bank deposits and so-called "money market instruments".

         "Code"  shall  mean  the  Internal   Revenue  Code  of  1986,  and  the
regulations and interpretations thereof promulgated by the Internal Revenue Service, as amended and supplemented from time to time.

         "Commitments" shall mean the capital contributions to the Partnership which the Partners have made or are obligated to make to the Partnership. The amounts and terms of the Commitments of the General Partner and the Private Limited Partners shall be as defined in the Agreement.

         "Debentures" shall have the meaning set forth in the SBIC Act.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations and interpretations thereof promulgated by the Department of Labor.

         "General Partner" shall mean the general partner or general partners of the Partnership.

         "Institutional Investor" shall have the meaning set forth in the SBIC Act.

         "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the regulations and interpretations thereof promulgated by the Securities and Exchange Commission.

         "Leverage" shall have the meaning set forth in the SBIC Act.

         "Outstanding Leverage" shall mean the total amount of outstanding Debentures and other securities issued by the Partnership which qualify as Leverage and have not been repaid for purposes of and as provided in the SBIC Act.

         "Partners" shall mean the General Partner and the Private Limited Partners.

         "Partnership" shall mean the limited partnership established by the Agreement.

         "Private Limited Partners" shall mean any limited partners of the Partnership.

         "Qualified Nonprivate Funds" shall have the meaning set forth in the SBIC Act.

         "Regulatory Capital" shall have the meaning set forth in the SBIC Act.

         "SBA" shall mean the United States Small Business Administration.

         "SBA Annex PS" shall mean the version of such Annex, if any, which is attached to and incorporated as a part of the Agreement.

         "SBIC Act" shall mean the Small Business Investment Act of 1958, as amended, and the rules and regulations promulgated thereunder by the SBA, as in effect from time to time.


         1.2.  Conflict With the SBIC Act. The  provisions of this Annex and the
         ---   ==========================
Agreement shall be interpreted to the fullest extent possible in a manner consistent with the SBIC Act. In the event of any conflict between any provision of the Agreement and the provisions of the SBIC Act (including, without limitation, any conflict with respect to the rights of the SBA hereunder), the provisions of the SBIC Act shall control.

         1.3. Conflict With Other Provisions of the Agreement.(a) The provisions
         ---  ===============================================
of the Agreement shall be interpreted to the fullest extent possible in a manner consistent with the provisions of this Annex. In the event of any conflict between any provision of this Annex and any other provision of the Agreement, the provisions of this Annex shall control.

         (b) If this Annex and SBA Annex PS are both incorporated in the Agreement, in the event of any conflict between the provisions of this Annex and SBA Annex PS, the provisions of SBA Annex PS shall control.

         1.4. Effective Date or Incorporated SBIC Act Provisions. (a) Subject to
         ---  ==================================================
Section 1.4(b), any section of this Annex relating to Debentures issued by the Partnership which incorporates or refers to a provision of the SBIC Act including, without limitation, 13 C.F.R. ss.ss. 107.1830 - 107.1850, shall, with respect to the rights of the SBA (or any other holder of any such Debenture) under any such section as to each Debenture, be deemed to refer to such SBIC Act provision as in effect on the date on which such Debenture was purchased from the Partnership.

        (b) Notwithstanding Section 1.4(a), the provisions of 13 C.F.R. ss. 107.1810(i) incorporated by reference in Section 4.1 shall be deemed to be such provisions as in effect on the date of the first purchase of a Debenture from the Partnership after April 25, 1994. If 13 C.F.R. ss. 107.1810(i) is amended subsequent to the date such section is incorporated in the Agreement pursuant to this Section 1.4(b), then unless the SBA shall otherwise give its written consent, before the Partnership may issue additional Leverage, this Section 1.4(b) must be amended to incorporate the version of 13 C.F.R. ss 107.1810(i) then in effect.

         (c) This Section 1.4 applies to the rights of the SBA in its capacity as a holder or guarantor of Debentures. This Section 1.4 shall not be construed to apply to the provisions of the SBIC Act which relate to the regulatory authority of SBA under the SBIC Act over the Partnership as a licensed small business investment company. References to the provisions of the SBIC Act relating to the SBA's regulatory authority shall mean such provisions as in effect from time to time.

         1.5. Incorporation  of this Annex into the  Agreement. The  Agreement
         ---  ================================================
shall contain the following provision evidencing the  incorporation of  this
Annex:

                  "The provisions of SBA Annex GDP attached to this Agreement are incorporated in this Agreement with the same force and effect as if fully set forth herein."



                                   ARTICLE II
                                   ----------
                               Purpose and Powers
                               ===================

                  The Partnership is being organized solely for the purpose of operating as a small business investment company under the SBIC Act and conducting the activities described under Title III of the SBIC Act, and shall have the powers, responsibilities, and be subject to the limitations, provided in the SBIC Act.

                                   ARTICLE III
                                   -----------
                                   Management
                                   ==========

         3.1.     Authority  of General  Partner.  (a) The  management  and
         ---      ==============================
operation of the Partnership and the formulation of investment policy shall be vested exclusively in the General Partner.

         (b) The General Partner shall, so long as it remains the General Partner of the Partnership, comply with the requirements of the SBIC Act, including, without limitations 13 C.F.R. ss 107.160(a) and (b),* as in effect from time to time.

         3.2.     Valuation of Assets.  (a) The Partnership shall adopt written
         ---      ===================
guidelines for determining the value of its Assets. Assets held by the Partnership shall be valued by the Genera Partner in a manner consistent with such guidelines and the SBIC Act.


*These regulations describe the number of individuals required and the organizational requirements for the General Partner.

         (b) To the extent that the SBIC Act requires any Asset held by the Partnership to be valued other than as provided in the Agreement, the General Partner shall value such Asset in such manner as it determines to be consistent with the SBIC Act.

         (c) Assets held by the Partnership shall be valued not less often than annually (or more often, as the SBA may require), and shall be valued not less often than semi-annually(or more often, as the SBA may require) at any time that the Partnership has Outstanding Leverage.*

                                   ARTICLE IV
                                   ----------
                    Small Business Investment Company Matters
                    ==========================================

         4.1.     Provisions Required by the SBIC Act for Issuers or Debentures.
         ---      =============================================================
** (a) The provisions of 13 C.F.R. ss 107.1810(i) are hereby incorporated by reference in this Annex as if fully set forth herein.

         (b) The Partnership and the Partners hereby consent to the exercise by the SBA of all of the rights of the SBA under 13 C.F.R. ss. 107.1810
(i), and agree to take all actions which the SBA may require in accordance with 13 C.F.R. ss 107.1810(i).

         (c) This Section 4.1 shall be in effect at any time that the Partnership has outstanding Debentures and shall not be in effect at any time that the Partnership does not have any outstanding Debentures.

         (d) Nothing in this Section 4.1 shall be construed to limit the ability or authority of the SBA to exercise its regulatory authority over the Partnership as a licensed small business investment company under the SBIC Act.

         4.2.     SBA as Third Party Beneficiary. The SBA shall be deemed an
         ---      ==============================
express third party beneficiary of the provisions of the Agreement (including, without limitation,this Annex) to the extent of the rights of the SBA thereunder and under the Act, and the SBA shall be entitled to enforce such provisions (including, without limitation, those provisions setting forth the obligations of each Partner to make capital contributions) for the benefit of the holders of Debentures and for its benefit, as if the SBA were a party thereto.

         4.3.     Representations or Private Limited  Partners. (a) Each Private
         ---      ============================================
Limited Partner represents to the Partnership and the SBA that it is an Institutional Investor with respect to the Partnership; provided, however, that
                                                         --------  --------
in lieu of making  representation, any Private Limited Partners

*See 13 C.F.R. ss 107.503(d),which requires valuation of assets on a semi-annual basis if there is outstanding Leverage.

**This Section incorporates regulations relating to the special rights of the SBA when the Partnership has outstanding Debentures.

may provide the Partnership with a separate written representation describing its status under the definition of an Institutional Investor.*

         (b) Each Private Limited Partner represents to the Partnership and the SBA that its Commitment qualifies as Private Capital, and none of its Commitment constitutes Qualified Nonprivate Funds whose source is Federal funds; provided,
                                                                       --------
however,  that in lieu of making this representation any Private Limited Partner
-------
may provide the Partnership with a separate written representation stating the amount of its Commitment which qualifies as Private Capital and the amount of its Commitment which constitutes Qualified Nonprivate Funds whose source is Federal funds.**

         (c) Each Private Limited Partner represents to the Partnership and the SBA that (i) its net worth or (in the case of any employee benefit plan, pension plan or government plan as defined under ERISA) net assets available for benefits equals or exceeds $10 million (exclusive, in the case of any individual, of the value of any equity in such individual's most valuable residence), (ii) its Commitment to the Partnership represents less than ten percent (10%) of such Private Limited Partner's net worth or (in the case of any employee benefit plan, pension plan or government plan as defined under ERISA) net assets available for benefits, and (iii) if such Private Limited Partner is a natural person, such person is a permanent resident of the United States;
provided,  however,  that in lieu of  making  this  representation  any  Private
--------   -------
Limited Partner may provide the Partnership with a separate written representation stating the amount of its net worth (exclusive, in the case of any individual, of the value of any equity in such individual's most valuable residence) or net assets available for benefits (in the case of any such employee benefit plan, pension plan or government plan), the percentage of such net worth or net assets available for benefits represented by such Private Limited Partner's Commitment to the Partnership and the country (if other than the United States) in which such Private Limited Partner is a permanent resident.***

         (d) Each Private Limited Partner which directly or indirectly owns or controls a limited partner's interest which constitutes ten percent (10%) or more of the partnership capital (as such term is used in the SBIC Act), represents to the Partnership and the SBA that its Commitment to the Partnership does not (i) constitute thirty-three percent (33%) or more of the partnership capital or (ii) exceed five percent (5 %) of such Private Limited Partner's net worth or net assets available for benefits (in the case of any employee benefit plan, pension plan or government plan); provided, however, that in lieu of
                                            --------   -------
making this representation any Private Limited Partner may provide the Partnership with a separate written representation stating the percentage of the partnership capital which the limited partner's interest directly or indirectly owned or controlled by it constitutes, and the percentage of its net worth represented by such limited partner's interest.****

*See the definition of "Institutional Investor" at 13 C.F.R. ss107.50.

**See the definitions of "Regulatory Capital", "Qualified Nonprivate Funds" and "Leverageable Capital" at 13.C.F.R. ss 107.50.

***See the definations of "Private Capital" and "Regulatory Capital" at 13 C.F.R. ss 107.50.

****See the definition of "Associate" at 13 C.F.R. ss 107.50.

         (e) Each Private Limited Partner represents to the Partnership and the SBA that such Private Limited Partner has full power and authority to execute and deliver the Agreement and to act as a Private Limited Partner thereunder; the Agreement has been authorized by all necessary actions by it; the Agreement has been duly executed and delivered by it; and the Agreement is a legal, valid and binding obligation of it, enforceable against it according to its terms.

         4.4  Notices  With  Respect  to   Representations  by  Private  Limited
         ---  ==================================================================
Partners.  (a) In the event that the  representation  made by a Private  Limited
========
Partner in Section 4.3(a), (b), (c) or (d) shall cease to be true (including any separate written representation previously provided by such Private Limited Partner to the Partnership as provided in such Sections), then such Private Limited Partner shall promptly provide the Partnership with a correct separate written representation as provided in each such Section.

         (b) The Partnership shall give the SBA prompt written notice of any notice received from any Private Limited Partner pursuant to Section 4.4(a) with respect to the representations of such Private Limited Partner.


                                    ARTICLE V
                                    ---------

                              Partners' Commitments
                              =====================

         5.1.  Conditions  to the  Commitments  of the  General  Partner and the
         ---   =================================================================
Private Limited Partners.  (a) Notwithstanding any provision in the Agreement to
========================
the contrary, the General Partner and the Private Limited Partners shall be obligated to contribute any amount of their respective Commitments, not previously contributed to the Partnership, upon the earlier of (i) completion of the liquidation of the Partnership or (ii) one year from the commencement of such liquidation if and to the extent that the other Assets of the Partnership have not been sufficient to permit at such time the redemption of all Outstanding Leverage, the payment of all amounts due with respect to the Outstanding Leverage as provided in the SBIC Act and the payment of all amount owed by the Partnership to the SBA.

         (b) Notwithstanding any provision in the Agreement to the contrary (except as expressly provided in this Section 5.1(b)), in the event that the Partnership is subject to restricted operations(as such term is used in the SBIC
Act) and prior to the liquidation of the Partnership the SBA requires the General Partner and the Private Limited Partners to contribute any amount of their respective Commitments not previously contributed to the Partnership, the obligation to make such contributions shall not be subject to any conditions set forth in the Agreement other than limitations on the amount of capital which a Partner is obligated to contribute (i) within any specified time period or (ii prior to any specified date.

         (c) The provisions of this Section 5.1 shall not apply to the Commitment of any Private Limited Partner whose obligation to make capital contributions has been terminated or who has withdrawn from the Partnership pursuant to a provision of this Article V or any agreement, release, settlement or action under any provision of the Agreement which has been taken with the consent of the SBA as provided in Section 5.2. No Private Limited Partner or General Partner shall have any right to delay, reduce or offset any capital contribution obligation to the Partnership called under this Section 5.1 by reason of any counterclaim or right to offset by such Partner or the Partnership against SBA.

         5.2. Failure  to  Make  Required  Capital   Contributions.   (a)  The
         ---  ====================================================
Partnership shall be entitled to enforce the obligations of each Partner to make the contributions to Capital specified in the Agreement, and the Partnership shall have all rights and remedies available at law or equity in the event any such contribution is not so made.*

         (b) The Partnership shall give the SBA prompt written notice of any default by a Private Limited Partner in making any capital contribution to the Partnership required under the Agreement which continues beyond any applicable grace period specified in the Agreement.

         (c) The Partnership shall not enter into any agreement (whether oral or written), release or settlement with any Partner or take any action under any provision of the Agreement, which defers, reduces, or terminates the obligations of any such Partner to make contributions to the capital of the Partnership, or commence any legal proceeding or arbitration, which seeks any such deferral, reduction or termination of such obligation, and no such agreement, release, settlement or action taken under any provision of the Agreement shall be effective with respect to the Partnership or any such Partner, without the prior written (except as provided in Section 5.2(d)) consent of the SBA.

         (d) If the Partnership has given the SBA thirty (30) days prior written notice of any proposed legal proceeding, arbitration or other action under the provisions of the Agreement with respect to any default by a Private Limited Partner in making any capital contribution to the Partnership required under the Agreement and for which SBA consent is required as provided in Section 5.2(c), and the Partnership shall not have received written notice from the SBA that it objects to such proposed action within such thirty (30) day period, then SBA shall be deemed to have consented to such proposed Partnership action.

         (e) Section 5.2(c) shall be in effect at any time that the Partnership has Outstanding Leverage and shall not be in effect at any time the Partnership has no Outstanding Leverage.

         5.3. Termination   or   the   Obligation   to   Contribute   Capital.
         ---  ================================================================
Notwithstanding any other provision of the Agreement (including, without limitation, the provisions of this Annex), any Private Limited Partner may elect to terminate its obligation in whole or in part to make a capital contribution required pursuant to the Agreement or upon demand by the General Partner shall no longer be entitled to make such capital contribution, in the event that such Private Limited Partner or the General Partner shall obtain an opinion of counsel to the effect that making such contribution would require such Private Limited Partner to withdraw from the Partnership pursuant to Sections 5.4 through 5.8. Upon receipt by the General Partner of an opinion and notice as required under Section 5.9, unless cured within the period provided under
Section 5.10, the Commitment of the Private Limited Partner delivering such opinion shall be deemed to be reduced by the amount of such capital contribution and the Agreement shall be deemed amended to reflect a corresponding reduction of aggregate Commitments to the Partnership.

         5.4.  Withdrawal by ERISA Regulated Pension Plans.  Notwithstanding any
         ---   ===========================================
other provision of the Agreement (including, without limitation, the provisions of this Annex), any Private Limited Partner that is an "employee benefit plan" within the meaning of, and subject to the provisions of, ERISA, may elect to withdraw from the Partnership in whole or in part, or upon demand by the General Partner shall withdraw from the Partnership in whole or in part, if either such Private Limited

*See also the rights of the SBA as a third party beneficiary under Section 4.2.

Partner or the General Partner shall obtain an opinion of counsel to the effect that, as a result of ERISA, (i) the withdrawal of such Private Limited Partner from the Partnership to such extent is required to enable such Private Limited Partner to avoid a violation of, or breach of the fiduciary duties of any person under (other than a breach of the fiduciary duties of any such person based upon the investment strategy or performance of the Partnership), ERISA or any provision of the Code related to ERISA or (ii) all or any portion of the assets of the Partnership (as opposed to such Private Limited Partner's partnership interest) constitute assets of such Private Limited Partner for purposes of ERISA and are subject to the provisions of ERISA to substantially the same extent as if owned directly by such Private Limited Partner.

         5.5. Withdrawal by Government Plans Complying with State and Local Law.
         ---  =================================================================
Notwithstanding any other provision of the Agreement (including, without limitation, the provisions of this Annex), any Private Limited Partner that is a "government plan" within the meaning of ERISA may elect to withdraw from the Partnership in whole or in part, or upon demand by the General Partner shall withdraw from the Partnership in whole or in part, if either such Private Limited Partner or the General Partner shall obtain an opinion of counsel to the effect that as a result of state statutes, regulations, case law, administrative interpretations or similar authority applicable to such "government plan", the withdrawal of such Private Limited Partner from the Partnership to such extent is required to enable such Private Limited Partner or the Partnership to avoid a violation (other than a violation based upon investment performance of the Partnership) of such applicable state law.

         5.6.   Withdrawal   by   Government   Plans   Complying   with   ERISA.
         ---    ================================================================
Notwithstanding any other provision of the Agreement (including, without limitation, the provision of this Annex), any Private Limited Partner that is a "government plan" within the meaning of ERISA may elect to withdraw from the Partnership in whole or in part, if such "government plan" shall obtain an opinion of counsel to the effect that, as a result of ERISA, (i) the withdrawal of such "government plan" from the Partnership to such extent would be required if it were an "employee benefit plan" within the meaning of, and subject to the provisions of, ERISA, to enable such "government plan" to avoid a violation of, or breach of the fiduciary duties of any person under (other than a breach of the fiduciary duties of any such person based upon the investment strategy or performance of the Partnership), ERISA or any provision of the Code related to ERISA in the manner which would be required were it an "employee benefit plan" within the meaning of, and subject to the provisions of, ERISA, or (ii) all or any portion of the assets of the Partnership would constitute assets of such "government plan" for the purposes of ERISA, if such "government plan" were an "employee benefit plan" within the meaning of, and subject to the provisions of, ERISA and would be subject to the provisions of ERISA to substantially the same extent as if owned directly by such "government plan."

         5.7. Withdrawal by Tax Exempt Private Limited Partners. Notwithstanding
         ---  =================================================
any other provision of the Agreement (including, without limitation, the provision of this Annex), any Private Limited Partner that is exempt from taxation under Section 501(a) or 501(c)(3) of the Code may elect to withdraw from the Partnership in whole or in part, if such Private Limited Partner shall obtain an opinion of counsel to the effect that as a result of applicable statutes, regulations, case law, administrative interpretations or similar authority, the withdrawal of such Private Limited Partner from the Partnership to such extent is required to enable such tax exempt Private Limited Partner to avoid loss of its tax exempt status under Section 501(a) or 501(c)(3) of the Code.

         5.8. Withdrawal by Registered Investment Companies. Notwithstanding any
         ---  =============================================
other provision of the Agreement (including, without limitation, the provision of this Annex), any Private

Limited Partner that is an "investment company" subject to registration under the Investment Company Act, may elect to withdraw from the Partnership in Whole or in part, or upon demand by the General Partner shall withdraw from the Partnership in whole or in part, if either such Private Limited Partner or the General Partner shall obtain an opinion of counsel to the effect that, as a result of the Investment Company Act, the withdrawal of such Private Limited Partner from the Partnership to such extent is required to enable such Private Limited Partner or the Partnership to avoid a violation of applicable provisions of the Investment Company Act or the requirement that the Partnership register as an investment company under the Investment Company Act.

         5.9. Notice and Opinion of Counsel.  In the event of the issuance of an
         ---  =============================
opinion of counsel described in Sections 5.3 through 5.8, a copy of such opinion shall be sent by the General Partner to the SBA, together with the written notice of the election of the Private Limited Partner to which such opinion relates to terminate its obligation to make further capital contributions with respect to its Commitment or withdraw from the Partnership in whole or in part, or the written demand of the General Partner for such termination or withdrawal, as the case may be. Any counsel rendering an opinion pursuant to Sections 5.3 through 5.8 shall be subject to the approval of the General Partner and the SBA, and any such opinion shall be satisfactory in form and substance to the General Partner and the SBA.

         5.10. Cure, Termination of Capital Contributions and Withdrawal. Unless
         ----  =========================================================
within ninety (90) days after the giving of written notice and satisfactory opinion of counsel, as provided in Section 5.9, the Private Limited Partner or the Partnership eliminates the necessity for termination of the obligation of such Private Limited Partner to make further capital contributions or for the withdrawal of such Private Limited Partner from the Partnership in whole or in part to the reasonable satisfaction of such Private Limited Partner and the General Partner, such Private Limited Partner shall withdraw from the Partnership in whole or in part to the extent required, effective as of the end of such ninety (90) day period. Subject to the provisions of Section 5.2, in its discretion the General Partner may waive all or any part of the ninety (90) day cure period and cause such termination of capital contributions or withdrawal to be effective at an earlier date as set forth in such waiver.

         5.11.  Distributions  on Withdrawal.  Upon  withdrawal  pursuant to any
         ----   ============================
provision of the Agreement, a Private Limited Partner shall have the rights to distributions set forth in the Act with respect to distributions to be made to limited partners upon withdrawal from a limited partnership; provided, however,
                                                              --------  -------
that any distribution by the Partnership to a Private Limited Partner pursuant to its withdrawal pursuant to any provision of the Agreement shall be subject to the provisions of the SBIC Act and the prior written consent of the SBA.

                                   ARTICLE VI
                                   ----------
                                   Dissolution
                                   ===========

         The Partnership shall be dissolved on the later to occur of (i) the date of dissolution set forth in the Agreement or (ii) two years after all Outstanding Leverage shall have matured. The Agreement may provide that the General Partner and the Private Limited Partners may elect to dissolve the Partnership at any time after ten (10) years; provided, that (i) all Outstanding
                                              --------
Leverage has been repaid and (ii) all amounts due SBA, its agent or trustee have been paid.*

                                   ARTICLE VII
                                   -----------
                                Audit and Report
                                ================

         The Partnership shall maintain books and records in accordance with Treasury Regulation ss 1.704 - 1(b), the provisions of the SBIC Act regarding financial accounts and reporting and generally accepted accounting principles (except as otherwise provided herein), and the financial statements of the Partnership shall be audited and certified as of the end of each fiscal year by a firm of independent certified public accountants selected by the Partnership.

                                  ARTICLE VIII
                                  ------------
                                  Miscellaneous
                                  =============

          8.1. Assignability.  (a) The General Partner may not assign, pledge or
          ---- =============
otherwise grant a security interest in its interest in the Partnership or in this Agreement, except with the prior written consent of the SBA.

         (b) No transfer of any interest in the Partnership shall be allowed if the actions to be taken in connection with such transfer would (i) result in any violation of the SBIC Act;** or (ii) result in a violation of any law, rule or regulation by the Partnership.

          8.2.  Amendments.  Any amendment of the  Agreement  which would affect
          ---   ==========
this Annex or the rights, obligations or liabilities of the SBA shall require the prior written consent of the SBA.

*See 13 C.F.R. ss107.160(c)(1) which specifies the minimum duration for an SBIC in limited partnership form.

**See 13 C.F.R. ss 107.400 which requires SBA approval for any transfer which would result in any person owning more than specified percentage of any class of partnership capital.

                     SBA Annex OP, Version 1.1 March 1, 1996

================================================================================




         -------------------------------------------------------------

                                  SBA ANNEX OP
                                   VERSION 1.1

                          ANNEX OF OPTIONAL PROVISIONS

         -------------------------------------------------------------





                      SBA ANNEX OF OPTIONAL PROVISIONS FOR
                       AN AGREEMENT OF LIMITED PARTNERSHIP
                          FOR A SECTION 301(C) LICENSEE








================================================================================

This document has been drafted by the law firm of O'Sullivan Gracy & Karabell, in collaboration with the law firms of Pepper, Hamilton & Scheetz and Foley, Hoag & Eliot, the National Association of Small Business Investment Companies, and the Office of the General Counsel of the United States Small Business Administration.

The Small Business Administration does not endorse or approve law firms. The above legend is not an endorsement or approval by the Small Business A of any law firm identified therein, and no representation to the contrary by any party is authorized.

================================================================================
                                       -i-
================================================================================



                                  SBA ANNEX OP

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I     General Provisions..............................................1
     1.1.     Definitions.....................................................1
     1.2.     Conflict with SBIC Act..........................................3
     1.3.     Conflict With Other Provisions of the Agreement.................3
     1.4.     Deletion of Certain Provisions..................................3
     1.5.     Incorporation of this Annex into the Agreement..................3

ARTICLE II    Remedies for Failure of a Private Limited Partner to Make a
              Contribution to Capital.........................................4
     2.1.     Interest on Overdue Contributions...............................4
     2.2.     Termination of Right to Make Further Capital Contributions......4
     2.3.     Forfeiture of Interest in the Partnership.......................4
     2.4.     Withholding and Application of Distributions....................5
     2.5.     Required Sale of Interest in the Partnership....................5

ARTICLE III   Small Business Investment Company Matters.......................7

ARTICLE IV    Indemnification.................................................7
     4.1.     Standard of Care................................................7
     4.2.     Indemnification.................................................8

ARTICLE V     Amendments......................................................9

                                  SBA ANNEX OP
                                  ------------
                                    ARTICLE I
                                    ---------
                               General Provisions
                               ===================

          1.1  Definitions.  For the purposes of this Annex, the following terms
          ---  ============
shall have the following meanings:

         "Affiliate" shall have the meaning set forth in the SBIC Act.

         "Agreement" shall mean the agreement of limited partnership of the Partnership to which this Annex is attached and incorporated as a provision thereof. References to the Agreement shall be deemed to include all provisions incorporated in the Agreement by reference.

         "Assets" shall mean and include common and preferred stock (including warrants, rights and other options relating thereto or any combination thereof, notes, bonds, debentures, trust receipts and other obligations, instruments or evidences of indebtedness, and other properties or interests commonly regarded as securities, and in addition, interests in real property, whether improved or unimproved, and interests in personal property of all kinds, tangible or intangible, choses in action, and cash, bank deposits and so-called "money market instruments".

         "Assets Under Management" shall mean, as of any specified date, the value of all Assets owned by the Partnership (such value to be determined as provided in the Agreement), including contributions requested and due from Partners and uncalled amounts of Commitments less the amount of any liabilities
                                              ----
of the Partnership determined in accordance with generally accepted accounting principles.

         "Associate" shall have the meaning set forth in the SBIC Act.

         "Capital Account" shall mean the account of each Partner that reflects its interest in the Partnership determined in accordance with Article V of SBA Annex PS (if such Annex is incorporated as part of the Agreement) or as otherwise set forth in the Agreement.

         "Commitments" shall mean the capital contributions to the Partnership which the Preferred Limited Partners have made and the other Partners have made or are obligated to make to the Partnership. The terms of the Commitments of the Preferred Limited Partners shall be as set forth in SBA Annex PS (if SBA Annex PS is incorporated in the Agreement, or if not then as otherwise set forth in the Agreement); provided, that any Commitment by a Preferred Limited Partner
                  ---------------
shall include only the amount such Preferred Limited Partner has actually contributed to the Partnership, and shall not include any amount under any agreement by any such Partner or SBA to provide Leverage to the Partnership which has not been contributed to the Partnership. The amounts and terms of the Commitments of the General Partner and the Private Limited Partners shall be as defined in the Agreement.

         "Control Person" shall have the meaning set forth in the SBIC Act.

          "General Partner" shall mean the general partner or general partners of the Partnership.

          "Investment Advisor/Manager" shall have the meaning set forth in the SBIC Act.

          "Leverage" shall have the meaning set forth in the SBIC Act.

          "Optionor" shall have the meaning set forth in Section 2.5.

          "Optionees" shall have the meaning set forth in Section 2.5.

          "Optioned  Partnership  Interest"  shall have the meaning set forth in
Section 2.5.

          "Option Price" shall have the meaning set forth in Section 2.5.

          "Participating Security" shall have the meaning set forth in the SBIC Act.

          "Partnership" shall mean the limited partnership established by the Agreement.

          "Partners" shall mean the General Partner,the Private Limited Partners and the Preferred Limited Partners, if any, of the Partnership.

          "Preferred Limited Partner" shall mean the SBA, in its capacity as a Preferred Limited Partner, or any other person holding one or more Preferred Limited Partnership Interests in the Partnership.

         "Preferred Limited Partnership Interest" shall mean a preferred limited partnership interest in the Partnership which qualifies as a Participating Security.

          "Private Limited Partners" shall mean any limited partners of the Partnership, other than any Preferred Limited Partner.

          "Remaining Portion" shall have the meaning set forth in Section 2.5.

          "SBA" shall mean the United States Small Business Administration.

          "SBA Annex GDP" shall mean the version of such Annex, if any, which is attached to and incorporated as a part of the Agreement.

          "SBA Annex PS" shall mean the version of such Annex, if any, which is attached to and incorporated as a part of the Agreement.

         "SBA Annex OP" shall mean the version of this Annex which is attached to and incorporated as a part of the Agreement.

          "SBIC Act" shall mean the Small Business Investment Act of 1958, as amended, and the rules and regulations promulgated thereunder by the SBA, as in effect from time to time

         1.2.  Conflict  with SBIC Act.  The  provisions  of this  Annex and the
         ---   =======================
Agreement shall be interpreted to the fullest extent possible in a manner consistent with the SBIC Act. In the event of any conflict between any provision of the Agreement or this Annex and the provisions of the SBIC Act (including, without limitation, any conflict with respect to the rights of the SBA or the respective Partners hereunder), the provisions of the SBIC Act shall control.

         1.3. Conflict With Other Provisions or the Agreement. The provisions of
         ---  ===============================================
the Agreement shall be interpreted to the fullest extent possible in a manner consistent with the provisions of this Annex. In the event of any conflict between any provision of this Annex and any other provision of the Agreement (other than the provisions of SBA Annex PS and SBA Annex GDP, if either of such Annexes is incorporated as part of the Agreement), the provisions of this Annex shall control. In the event of any conflict between any provision of this Annex and any provision of SBA Annex PS or SBA Annex GDP, the provisions of SBA Annex PS or SBA Annex GDP (if such Annex is incorporated as part of the Agreement) shall control.

         1.4. Deletion of Certain Provisions.  (a) The specific sections of this
         ---  ==============================
Annex identified in clauses (c) and (d) of this Section may be deleted at the option of the Partnership from the form of the Annex that is attached to and incorporated in the Agreement. Blank spaces for periods, interest rates or percentages appearing in any section of this Annex may be filled in by the Partnership or left blank. In the case of any such blank space in a section which is not filled in by the Partnership, the space must be lined through and the period, interest rate or percentage which appears in bold face type immediately before such blank space will apply. References in this Annex to the provisions or sections of this Annex shall refer only to those provisions which have not been so deleted, giving effect to any periods, interest rates or percentages filled in by the Partnership in such sections. The footnote numbers which appear in certain sections and the notes which appear in certain sections and the notes which appear at the end of this Annex are for convenience only and shall neither be considered part of this Annex nor be given any legal effect.

          (b) The deletion of any section of this Annex shall be indicated by striking through that Section (note that subsections of an included section may not be deleted).

          (c) In Article II, the Partnership may elect to delete any of the Sections.

          (d) In Article IV, the Partnership may elect to delete either all sections or Section 4.2; if Section 4.2 is included, Section 4.1 may not be deleted.

          1.5.  Incorporation  of this Annex Into the  Agreement. The Agreement
          ---   ================================================
shall contain the  following  provision  evidencing  the  incorporation  of this
Annex:

                  "The provisions of SBA Annex OP attached to this Agreement are incorporated in this Agreement with the same force and effect as if fully set forth herein."

                                   ARTICLE II
                                   ----------

                Remedies for Failure of a Private Limited Partner
                -------------------------------------------------
                        to make a Contribution to Capital
                        =================================
          2.1. Interest on Overdue  Contribution.  In the event that any Private
          ---  =================================
Limited Partner fails to make a contribution required under the Agreement within
thirty (30) days (unless  another period is specified  here:              ( )
                                                            --------------
days) [1] after the date such contribution is due, then the General Partner may,
      ---
in its sole discretion, elect to charge such Private Limited Partner interest at an annual rate equal to ten percent (10%) (unless another rate is specified
here:             ) [2] on the amount due from the date such  amount  became due
     -------------  ---
until the earlier of (i) the date on which such payment is received by the Partnership or (ii) the date of any notice given to such Private Limited Partner by the General Partner pursuant to Sections 2.3, 2.4 or 2.5. Any distributions to which such Private Limited Partner is entitled shall be reduced by the amount of such interest, and such interest shall be deemed to be income to the Partnership. The amount of interest charged as provided in this Section 2.1 shall not exceed the amount of such Private Limited Partner's Capital Account. [3]
---
         2.2. Termination of Right to Make Further Capital Contributions. In the
         ---  ===========================================================
event that any Private Limited Partner fails to make contribution required under the Agreement within thirty (30) (unless another period is specified here:
          ( )) days after the date such contribution is due, the General Partner
----------
may, in its sole discretion (and with the consent of SBA given as provided in Section 7.2 of SBA Annex PS or Section 5.2 of SBA Annex GDP, if SBA Annex PS or SBA GDP is incorporated in the Agreement), elect to declare, by notice to such Private Limited Partner, that:

                  (a) Such Private Limited Partner's Commitment shall be deemed to be reduced to the amount of any contributions of capital timely made pursuant to the Agreement; and

                  (b) Upon such notice (i) such Private Limited Partner shall have no right to make any capital contribution thereafter (including the contribution as to which the default occurred and any contribution otherwise required to be made thereafter pursuant to the terms of the Agreement) and (ii) to this Agreement shall be deemed amended to reflect such reduced Commitment.

          2.3. Forfeiture of Interest in the Partnership.  In the event that any
          ---  =========================================
Private  Limited  Partner  fails  to  make a  contribution  required  under  the
Agreement,   within  thirty (30) (unless  another  period is  specified   here:
          ( )) days after notice by the General  Partner to such Private Limited
----------
Partner that it has failed to make its contribution on the date such contribution was due, the General Partner may in its sole discretion (and with the consent of SBA given as provided in Section 7.2 of SBA Annex PS or Section
5.2 of SBA Annex GDP, if SBA Annex PS or SBA Annex GDP is incorporated in the Agreement) declare, by notice of forfeiture to such Private Limited Partner, that one hundred percent (100%) (unless another percentage is specified here:
              percent (_ %)) of the interest of such Private Limited Partner in
-------------
the  Partnership  (including  amounts  in its  Capital  Account  as  well as any interest in future profits, losses or distributions of the Partnership) is forfeited, effective as of the date of such Private Limited Partner's failure to make such required contribution, in which event, as of the date of such notice of forfeiture (i) the Private Limited Partner shall cease to be a Partner with respect to such forfeited interest; provided, however, that such forfeited
                                       --------   -------
Private Limited Partner shall cease to have any liability for the payment of the forfeited percentage of any capital contributions due at such time or in the future and (ii) the forfeited percentage of such Private Limited Partner's
Capital Account shall be held by the Partnership and reallocated among the Capital Accounts of the Partners one percent  (1%)  (unless  another  percentage  is  specified  here:
                                                                 ---------------
percent ( %)) to the  General  Partner and  ninety-nine  percent  (99%)  (unless
another  percentage  is  specified  here:               percent  (_  %)) to the
                                         --------------
Private Limited Partners (other than such forfeited Private Limited Partner) to be apportioned among such Private Limited Partners in accordance with their respective aggregate capital contributions. [4]
                                            ---

         2.4.  Withholding  and  Application  of  Distributions.  No part of any
         ---   ================================================
distribution shall be paid to any Private Limited Partner from which there is then due and owing to the Partnership, at the time of such distribution, any amount required to be paid to the Partnership. At the election of the General Partner, which it may make in its sole discretion, the Partnership may either
(i) apply all or part of any such withheld distribution in satisfaction of the amount then due to the Partnership from such Private Limited Partner or (ii) withhold such distribution until all amounts then due are paid to the Partnership by such Private Limited Partner. Upon payment of all amounts due to the Partnership (by application of withheld distributions or otherwise), the General Partner shall distribute any unapplied balance of any such withheld distribution to such Private Limited Partner. No interest shall be payable on the amount of any distribution withheld by the Partnership pursuant to this Section.
          2.5.  Required Sale of Interest in the Partnership.  In the event that
          ---   ============================================
any Private  Limited  Partner fails to make a  contribution  required  under the
Agreement   within   thirty   (30)   (unless   another   period   is   specified
                     ------   ----
here:              ( )) days after notice by the General Partner to such Private
     -------------
Limited Partner that it has failed to make its contribution on the date such contribution is due, unless the General Partner has acted pursuant to Sections
2.2 or 2.3 (if either of such Sections are included in the version of this Annex incorporated in the Agreement) the General Partner may, in its sole discretion, (and with the consent of SBA given as provided in Section 7.2 of SBA Annex PS or
Section 5.2 of SBA Annex GDP, if SBA Annex PS or SBA Annex GDP is incorporated in the Agreement) elect to declare such Private Limited Partner in default. If the General Partner so elects to declare such Private Limited Partner in default (such Private Limited Partner being hereinafter referred to as the "Optionor"), then the other Private Limited Partners of the Partnership which are not in default (the "Optionees") and the General Partner shall have the right and option to acquire one hundred percent (100%) (unless another percentage is
specified  here:               percent ( _%)) of the Partnership interest, which
                --------------
shall include one hundred percent (100%) (unless another percentage is specified
              --------------------------
here:               percent  (  %))  of  the  Capital  Account  (the  "Optioned
     --------------
Partnership Interest") [5] of the Optionor on the following terms:
                       ---

                           (i) The General Partner shall give the Partners notice promptly after declaration of any such default. Such notice shall advise each Optionee of the portion of the Optioned Partnership Interest available to it and the price therefor. The portion available to each Optionee shall be that portion of the Optioned Partnership Interest that bears the same ratio to the Optioned Partnership Interest as each
       Optionee's capital contributions to the Partnership bears to the aggregate capital contributions to the Partnership, exclusive of the capital contributions to the Partnership of the Optionor. The aggregate price for the Optioned Partnership Interest shall be the assumption of the unpaid Commitment obligation (both that portion then due and amounts due in the future) of the Optionor (the "Option Price"). [5] The Option
                                                                  ---
       Price for each Optionee shall be prorated according to the portion of the Optioned Partnership Interest purchased by each such Optionee so that the percentage of the unpaid Commitment assumed by each Optionee is the same as the percentage of the Optioned Partnership Interest purchased by such Optionee. The option granted hereunder shall be exercisable by each Optionee in whole only at any time within thirty (30) days of the date of the notice from the General Partner by the delivery to the General

       Partner of (A) a notice of exercise of option, and (B) the capital contribution due in accordance with clause 2.5(v)(A). The General Partner shall forward the above notices of exercise of option received to the Optionor.

                           (ii) Should any Optionee not exercise its option within the period provided in clause (i), the General Partner, within ten
       (10) (unless  another period is specified  here:             ( )) days of
                                                         ----------
       the end of such period, shall notify the other Optionees who have previously exercised their options in full, which Optionees shall have the right and option ratably among them to acquire the portion of the Optioned Partnership Interest not so acquired (the "Remaining Portion") within ten (10) (unless another period is specified here:
                                                                 ---------------
       ( )) days of the date of the notice specified in this Section 2.5(ii) on the same terms as provided in clause (i).

                           (iii) The amount of the Remaining Portion not acquired by the Optionees pursuant to clause (ii) may be acquired by the General Partner within ten (10) (unless another period is specified here:
                   ( )) days of the expiration of the period specified in clause
       ------------
       (ii) on the same terms as set forth in clause (i).

                           (iv) The amount of the Remaining Portion not acquired by the Optionees and the General Partner pursuant to clause (iii) may, if the General Partner deems it in the best interest of the Partnership, be sold to any other corporations, partnerships, individuals or other entities on terms not more favorable to such purchaser than the Optionees option (and the General Partner may admit any such third party purchaser as a Private Limited Partner, subject to the approval of SBA, if required under the SBIC Act). Any consideration received by the Partnership for such amount of the Optionor's interest in the Partnership in excess of the Option Price therefor shall be retained by the Partnership and allocated among the Partners Capital Accounts in proportion to the respective Partners capital contributions.

                           (v) Upon exercise of any option hereunder, such Optionee (or the General Partner, if it has exercised its rights pursuant to clause (iii)) shall be deemed to have assumed that portion of the Optionor's unpaid Commitment representing the Option Price of the purchased portion of the Optioned Partnership Interest and shall be obligated (A) to contribute to the Partnership the portion of the capital contribution then due from the Optionor equal to the percentage of the Optioned Partnership Interest purchased by such Optionee and (B) to pay the same percentage of any further contributions which would have otherwise been due from such Optionor.

                           (vi) Upon the purchase by the General Partner of any portion of the Optioned Partnership Interest in the Partnership pursuant to clause (iii), the General Partners shall also become a Private Limited Partner to the extent of such interest.

                           (vii) Upon the purchase of any portion of any Optioned Partnership Interest by an Optionee, the General Partner or other person pursuant to this Section 2.5, the Optionor shall have no further rights or obligations under this Agreement with respect to such portion.

                           (viii) Upon the purchase of any portion of the Optioned Partnership Interest, for purposes of computing such purchaser's aggregate capital contributions, such purchaser shall be deemed to have aggregate capital contributions (or the aggregate capital contributions of any

       Optionee, shall be increased by an amount) equal to the percentage of the defaulting Private Limited Partner's aggregate capital contribution which the purchased portion of the Optioned Partnership Interest represents of the defaulting Private Limited Partner's entire Partnership interest, and the aggregate capital contributions of such defaulting Private Limited Partner shall be reduced by a corresponding amount.


                                   ARTICLE III
                                   -----------

                    Small Business Investment Company Matters
                    =========================================

         The SBA shall be deemed an express third party beneficiary of the provisions of the Agreement (including, without limitation, this Annex) to the extent of the rights of the SBA thereunder and under the Act, and the SBA shall be entitled to enforce such provisions for its benefit, as if the SBA were a party thereto.

                                   ARTICLE IV
                                   ----------
                                 Indemnification
                                 ================

         4.1. Standard of Care. (a) Neither the General Partner,  any Investment
         ---  ================
Advisor/Manager nor any partner, shareholder, director, officer or employee nor any Affiliate of any thereof shall be liable to the Partnership or any Partner for any action taken or omitted to be taken by it or any other Partner or other person in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Partnership, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

         (b) Neither any Private Limited Partner, nor any member of any Partnership committee or board who is not an Affiliate of the General Partner, shall be liable to the Partnership or any Partner as the result of any decision made in good faith by such Private Limited Partner or member, in his capacity as such.

         (c) The General Partner and any Investment Advisor/ Manager, the stockholders, directors, officers, employees and partners of either thereof, any Private Limited Partner and any member of a Partnership committee or board, may consult with reputable legal counsel selected by them and shall be fully protected, and shall incur no liability to the Partnership or any Partner, in acting or refraining to act in good faith in reliance upon the opinion of advice of such counsel.

         (d) This Section 4.1 shall not constitute a modification, limitation or waiver of Section 314(b) of the SBIC Act, or a waiver by the SBA of any of its rights pursuant to such Section 314(b).*

        (e) In addition to the standards of care set forth in this Section 4.1, the Agreement may also provide for additional standards of care which must also be met.

*This provision relates to the fiduciary duty of SBIC managers.

         4.2.  Indemnification.  (b) The  Partnership  shall  indemnify and hold
         ---   ===============
harmless, but only to the extent of Assets Under Management, the General Partner, the general and limited partners of the General Partner, any Investment Advisor/Manager and any partner, shareholder, director, officer, employee or any Affiliate of any thereof from any and all costs, expenses, damages, claims, liabilities, fines and judgments (including the reasonable cost of the defense of any claim or action and any sums which may be paid with the consent of the Partnership in settlement thereof) which may be incurred by or asserted against such person or entity, by reason of any action taken or omitted to be taken on behalf of the Partnership and in furtherance of its interests.

         (b) The Partnership shall indemnify and hold harmless, but only to the extent of Assets Under Management, the Private Limited Partners, and members of any Partnership committee or board who are not Affiliates of the General Partner or any Investment Advisor/Manager from any and all costs, expenses, damages, claims, liabilities, fines and judgements (including the reasonable cost of the defense of any claim or action and any sums which may be paid with the consent of the Partnership in settlement thereof) which may be incurred by or asserted against such person or entity, by any third party on account of any matter or transaction of the Partnership, which matter or transaction occurred during the time that such person has been a Private Limited Partner or such member.

         (c) The Partnership shall have power, in the discretion of the General Partner, to agree to indemnify on the same terms as set forth in Section 4.2(b) any person who is or was serving, pursuant to a prior written request from the Partnership, as a consultant to, agent for or representative of the Partnership as a director, officer, employee, agent of or consultant to another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such.

         (d) No person shall be entitled to claim any indemnity or reimbursement under Section 4.2(a), (b) or (c) in respect of any cost, expense, damage, liability, claim, fine, judgment (including any cost of the defense of any claim, action, suit, proceeding or investigation, by or before any court or administrative or legislative body or authority) that may be incurred by such person which results from the failure of such person to act in accordance with the provisions of this Agreement and the applicable standard of care set forth in Section 4. 1. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its
                                                        ----  ----------
equivalent, shall not, of itself, preclude a determination that such person acted in accordance with the applicable standard of care set forth in Section 4. 1.

          (e) To the extent that a person claiming indemnification under Section 4.2(a), (b) or (c) has been successful on the merits in defense of any action, suit or proceeding referred to in Section 4.2(a), (b) or (c) or in defense of any claim, issue or matter therein such person shall be indemnified with respect, to such matter as provided in such Section. Except as provided in the foregoing sentence and as provided in Section 4.2(h) with respect to advance payments, any indemnification under this Section 4.2 shall be paid only upon determination on that the person to be indemnified has met the applicable standard of conduct set forth in Section 4. 1 (a) or (b).

         (f) A determination  that a person to be indemnified under this Section
4.2 has met the applicable standard set forth in Section 4.1(a) or (b) shall be made by (i) the General Partner, with respect to the indemnification of any person other than a person claiming indemnification under Section 4.2(a), (ii) a committee of the Partnership whose members are not affiliated with the General Partner or any Investment Advisor/Manager with respect to indemnification of any person indemnified under Section

4.2(a) or (iii) at the election of the General Partner, independent legal counsel selected by the General Partner, with respect to the indemnification of any person indemnified under Section 4.2, in a written opinion.

         (g) In making any such determination with respect to indemnification under Section 4.2(f), the General Partner, a committee of the Partnership whose members are not affiliated with the General Partner or any Investment Advisor/Manager or independent legal counsel, as the case may be, shall be authorized to make such determination on the basis of its evaluation of the records of the General Partner, the Partnership or any Investment Advisor/Manager to the Partnership and of the statements of the party seeking indemnification with respect to the matter in question and shall not be required to perform any independent investigation in connection with any such determination. Any party making any such determination is authorized, however, in its sole discretion, to take such other actions (including engaging counsel) as it deems advisable in making such determination.

         (h) Expenses incurred by any person in respect of any such costs, expenses, damages, claims, liabilities, fines, and judgments (including any cost of the defense of any claim, action, suit, proceeding or investigation, by or before any court or administrative or legislative body or authority) may be paid by the Partnership in advance of the final disposition of any such claim or action upon receipt of an undertaking by or on behalf of such person to repay such amount unless it shall ultimately be determined as provided in Section 4.2(e) or (f) that such person is entitled to be indemnified by the Partnership as authorized in this Section.

         (i) The rights provided by this Section 4.2 shall inure to the benefit of the heirs, executors, administrators, successors, and assigns of each person eligible for indemnification hereunder.

         (j) The rights to indemnification provided in this Section 4.2 shall be the exclusive rights of all Partners to indemnification by the Partnership. No Partner shall enter into, or make any claim under, any other agreement with the Partnership (whether direct or indirect) providing for indemnification. The General Partner shall not enter into any agreement with any person which is an employee, officer, director, partner or shareholder, or an Affiliate, Associate or Control Person of any of the foregoing, providing for indemnification of any such person unless such agreement provides for a determination with respect to such indemnification as provided under Section 4.2(f)(ii) or (iii). The provisions of this Section 4.2 shall not apply to indemnification of any person which is not at the expense (whether in whole or in part) of the Partnership.

         (k) The Partnership may purchase and maintain insurance on its own behalf, or on behalf of any person or entity, with respect to liabilities of the types described in this Section 4.2. The Partnership may purchase such insurance regardless of whether such person is acting in a capacity described in this
Section 4.2 or whether the Partnership would have the power to indemnify such person against such liability under the provisions of this Section 4.2.

                                    ARTICLE V
                                    ---------
                                    Amendments
                                    ==========

         Any amendment of the Agreement which would affect (i) this Annex, (ii) or the rights, obligations or liabilities of the SBA shall require the prior written consent of the SBA.

                                      NOTES
                                      =====

1.   All notice periods are variable.

2.   Any interest rate may be selected.

3.   The rotation on the amount of interest is optional.

4. Forfeitures may be in whole or in part. The sum of the reallocation percentages to the General Partner and the Private Limited Partner must equal 100%. The elimination of liability after forfeiture is optional; a forfeited limited partner may remain liable for capital contributions. Reallocation of a forfeited interest can be freely determined.

5. Any percentage of a defaulted limited partner's interest can be sold. A variety of pricing mechanisms can be used: fixed, formula or appraisal.